UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21178

Name of Fund: BlackRock Municipal Income Quality Trust (BYM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal
Income Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2012

Date of reporting period: 08/31/2012

Item 1 – Report to Stockholders

August 31, 2012

Annual Report

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	AUGUST 31, 2012

Dear Shareholder

About this time one year ago, financial markets had been upended by sovereign debt turmoil in the United States and Europe as well as growing concerns about the future of the global economy. Since then, asset prices have waxed and waned in broad strokes as investors reacted to developments in Europe’s financial situation, mixed US economic news and global central bank policy action.

After confidence crumbled in the third quarter of 2011, October brought improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis, gradually drawing investors back to the markets. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

Despite the continuation of heightened market volatility, most asset classes enjoyed a robust summer rally. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter began to recede and, outside of Europe, the risk of recession largely subsided. Central bank policy action has been a major driver of market sentiment in 2012. Investors’ anticipation for economic stimulus drove asset prices higher over the summer as the European Central Bank stepped up its efforts to support the region’s troubled nations and the US Federal Reserve reiterated its readiness to take action if economic conditions warrant.

On the whole, most asset classes advanced during the reporting period. US large cap stocks delivered strong returns for the 12 months ended August 31, 2012, while small cap stocks and high yield bonds also performed well. Despite the risk-asset rally in recent months, higher-quality investments including tax-exempt municipal bonds and US Treasury bonds posted exceptional gains by historical standards and outperformed investment-grade corporate bonds. International and emerging equities, however, lagged other asset classes amid ongoing global uncertainty. Near-zero short term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	4.14%	18.00%
US small cap equities (Russell 2000® Index)	0.89	13.40
International equities (MSCI Europe, Australasia, Far East Index)	(4.00)	(0.04)
Emerging market equities (MSCI Emerging Markets Index)	(10.51)	(5.80)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.06
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	5.25	9.14
US investment grade bonds (Barclays US Aggregate Bond Index)	2.97	5.78
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.24	9.37
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.80	13.84
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended August 31, 2012

Municipal bonds delivered exceptional performance during the reporting period, with the S&P Municipal Bond Index gaining 9.37% for the 12 months ended August 31, 2012. In the later part of 2011, heightened volatility in equity markets led to increased demand for municipal bonds as investors flocked to more stable asset classes. The municipal market benefited from an exuberant Treasury market amid global uncertainty in addition to muted new issuance. Supply was constrained while demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history and municipal bonds outperformed most fixed income asset classes for the year.

Market conditions remained favorable even though supply picked up considerably in 2012. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for the first eight months of 2012 was $253 billion as compared to $288 billion for the entire year of 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with the continuation of strong demand in 2012 as investors remained starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. Year-to-date through August 2012, flows into municipal funds have totaled $38.812 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012. In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. Given these positive market factors, the S&P Municipal Bond Index has gained 5.99% year-to-date through August 31, 2012.

Overall, the municipal yield curve flattened during the period from August 31, 2011 to August 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 100 basis points (“bps”) to 2.89% on AAA-rated 30-year municipal bonds and by 51 bps to 1.74% on 10-year bonds, while yields on 5-year issues fell 20 bps to 0.69%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 99 bps, and in the 2- to 10-year range, the spread tightened by 50 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been more than a year and a half since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through August 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $1.16 billion. This amount represents only 0.5% of total issuance for the same period and 0.031% of total municipal bonds outstanding. This compares favorably to data for the full year 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 24.21% based on market price and 22.36% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Trust’s longer-dated holdings in the health, transportation and utilities sectors experienced the strongest price appreciation. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.61)[1]	5.85%
Tax Equivalent Yield[2]	9.00%
Current Monthly Distribution per Common Share[3]	$0.081
Current Annualized Distribution per Common Share[3]	$0.972
Economic Leverage as of August 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]

The Monthly Distribution per Common Share, declared on October 1, 2012, was decreased to $0.078 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.61	$14.22	16.81%	$17.20	$14.18
Net Asset Value	$16.88	$14.67	15.06%	$16.93	$14.67

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
County/City/Special District/School District	19%	17%
Transportation	18	21
Health	17	23
Utilities	16	19
Education	12	7
State	12	6
Housing	4	5
Corporate	1	1
Tobacco	1	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	15%	10%
AA/Aa	60	62
A	20	21
BBB/Baa	5	6
BB/Ba	—	1

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

ANNUAL REPORT	AUGUST 31, 2012	5

Trust Summary as of August 31, 2012	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 23.45% based on market price and 23.96% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-long average duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust benefited from a tightening of credit spreads during the period, with particularly strong performance from its allocations to the health sector. Narrowing spreads also bode well for the Trust’s holdings of lower-coupon bonds, which tend to offer higher yield and duration relative to their stated maturity. However, the Trust held limited exposure to tobacco, which was the strongest performing sector during the period. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($17.16)[1]	5.84%
Tax Equivalent Yield[2]	8.98%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Economic Leverage as of August 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$17.16	$14.86	15.48%	$17.91	$14.80
Net Asset Value.	$16.79	$14.48	15.95%	$16.79	$14.48

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Health	25%	21%
State	14	14
County/City/Special District/School District	13	12
Transportation	13	10
Education	11	10
Utilities	8	7
Housing	8	14
Corporate	5	10
Tobacco	3	2

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	9%	11%
AA/Aa	35	35
A	26	18
BBB/Baa	18	22
BB/Ba	4	1
B	2	6
CCC/Caa	—	1
Not Rated[6]	6	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $3,199,110, representing 1%, and $4,464,558, representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 23.59% based on market price and 20.76% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Trust’s longer-dated holdings in the health, transportation and utilities sectors experienced the strongest price appreciation. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.24)[1]	5.36%
Tax Equivalent Yield[2]	8.25%
Current Monthly Distribution per Common Share[3]	$0.0725
Current Annualized Distribution per Common Share[3]	$0.8700
Economic Leverage as of August 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]

The Monthly Distribution per Common Share, declared on October 1, 2012, was decreased to $0.0685 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.24	$13.92	16.67%	$16.92	$13.76
Net Asset Value	$16.53	$14.50	14.00%	$16.61	$14.50

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
County/City/Special District/School District	29%	34%
Utilities	20	22
Transportation	19	16
Health	12	9
Education	10	9
State	8	8
Housing	1	1
Tobacco	1	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	11%	14%
AA/Aa	74	70
A	14	12
BBB/Baa	1	4

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	AUGUST 31, 2012	7

Trust Summary as of August 31, 2012	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 28.40% based on market price and 21.54% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Over the one-year period, the Trust benefited from the declining interest rate environment (bond prices rise when interest rates fall), the flattening of the yield curve (long-term rates fell more than short and intermediate rates) and the tightening of credit spreads. The Trust’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these types of bonds derived the greatest benefit from the decline in interest rates and spread tightening. The Trust’s small position in US Treasury futures as its strategy for hedging interest rate risk was a modest detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.73)[1]	5.59%
Tax Equivalent Yield[2]	8.60%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Economic Leverage as of August 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.73	$13.85	20.79%	$17.02	$13.76
Net Asset Value	$16.11	$14.09	14.34%	$16.15	$14.09

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Transportation	21%	24%
County/City/Special District/School District	19	18
Utilities	19	21
State	17	14
Health	9	8
Education	6	6
Tobacco	5	6
Corporate	3	2
Housing	1	1

Credit Quality Allocations[5]
	8/31/12		8/31/11
AAA/Aaa	17%		21%
AA/Aa	55		58
A	19		13
B	1		—
BBB/Baa	7		8
Not Rated	1	[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $8,360,761, representing 1% of the Trust’s long-term investments.

8	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 26.61% based on market price and 23.25% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration (greater sensitivity to interest rates) contributed positively to performance as interest rates generally declined over the one-year period. A preference for longer-dated maturities enhanced returns as the municipal yield curve flattened (long-term interest rates fell more than short and intermediate rates). The Trust’s heavier concentrations in the strong-performing health and transportation sectors had a positive impact, as did exposure to lower-quality issues as credit spreads tightened during the period. However, the Trust held limited exposure to tobacco, which outperformed the broader market. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2012 ($16.74)[1]	6.09%
Tax Equivalent Yield[2]	9.37%
Current Monthly Distribution per Common Share[3]	$0.085
Current Annualized Distribution per Common Share[3]	$1.020
Economic Leverage as of August 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.74	$14.13	18.47%	$17.05	$13.85
Net Asset Value	$16.10	$13.96	15.33%	$16.11	$13.96

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Health	18%	21%
Transportation	17	13
State	16	16
Utilities	15	13
County/City/Special District/School District	11	10
Education	9	8
Corporate	7	10
Tobacco	4	4
Housing	3	5

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	13%	10%
AA/Aa	36	32
A	25	26
BBB/Baa	17	16
BB/Ba	2	5
B	1	4
Not Rated[6]	6	7

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $12,361,560 and $11,677,703, each representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	9

Trust Summary as of August 31, 2012	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 23.93% based on market price and 21.22% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Trust’s longer-dated holdings in the health, transportation and utilities sectors experienced the strongest price appreciation. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2012 ($16.13)[1]	5.69%
Tax Equivalent Yield[2]	8.75%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of August 31, 2012[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$16.13	$13.84	16.55%	$16.35	$13.20
Net Asset Value	$15.96	$14.00	14.00%	$16.03	$14.00

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Transportation	21%	25%
Utilities	18	25
County/City/Special District/School District	16	18
State	16	10
Health	14	11
Education	11	6
Housing	3	4
Tobacco	1	1

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	14%	12%
AA/Aa	66	72
A	18	12
BBB/Baa	1	2
Not Rated[6]	1	2

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $4,206,588 and $3,979,631, each representing less than 1%, respectively, of the Trust’s long-term investments.

10	ANNUAL REPORT	AUGUST 31, 2012

Trust Summary as of August 31, 2012	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2012, the Trust returned 24.24% based on market price and 19.85% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 22.25% based on market price and 18.93% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, municipal bond prices generally rose as the yield curve flattened (longer-term interest rates fell more than shorter-term rates) and credit spreads tightened. Given these market conditions, the Trust’s exposure to longer-maturity bonds and lower-quality investment grade bonds had a significant positive impact on performance. Exposure to the health sector and zero-coupon bonds also boosted returns as these bonds particularly benefited from the decline in interest rates and spread tightening during the period. The Trust’s income component was negatively impacted by the recent high level of refunding activity in the market as issuers were enticed to refinance their outstanding debt at significantly lower interest rates. The Trust’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2012 ($11.28)[1]	6.28%
Tax Equivalent Yield[2]	9.66%
Current Monthly Distribution per Common Share[3]	$0.059
Current Annualized Distribution per Common Share[3]	$0.708
Economic Leverage as of August 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/12	8/31/11	Change	High	Low
Market Price	$11.28	$9.73	15.93%	$11.39	$9.63
Net Asset Value	$10.68	$9.55	11.83%	$10.71	$9.55

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/12	8/31/11
Health	28%	23%
Transportation	17	17
Education	10	9
Corporate	10	13
Housing	9	7
County/City/Special District/School District	8	9
Utilities	6	12
State	6	8
Tobacco	6	2

Credit Quality Allocations[5]
	8/31/12	8/31/11
AAA/Aaa	12%	12%
AA/Aa	46	46
A	25	22
BBB/Baa	12	15
BB/Ba	2	1
B	—	1
Not Rated[6]	3	3

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012 and August 31, 2011, the market value of these securities was $30,422,382, representing 3%, and $22,724,541, representing 2%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2012	11

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares and borrowings discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of August 31, 2012, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BIE	39%
BBK	35%
BAF	35%
BYM	36%
BLE	39%
MFL	40%
MVF	39%

12	ANNUAL REPORT	AUGUST 31, 2012

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	13

Schedule of Investments August 31, 2012	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.3%
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	$145	$158,112
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement Revenue, Asset-Backed, Series A, 5.00%, 6/01/46	180	145,013
Arizona — 2.6%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C, 5.00%, 6/01/29	655	753,643
Arizona Board of Regents, Refunding RB, University of Arizona, Series A:
5.00%, 6/01/42	250	285,622
Tax Exempt, 5.00%, 7/01/30	365	433,248

		1,472,513
California — 11.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	821,961
California Health Facilities Financing Authority, RB, Stanford Hospital & Clinics, 5.00%, 8/15/42	430	475,438
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	141,438
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	825	888,063
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,937,187
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	958,553
State of California, GO, Various Purpose, 6.00%, 3/01/33	685	842,249
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	250	288,633

		6,353,522
Colorado — 3.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	580	661,652
University of Colorado, Refunding RB, Enterprise System, Series A-2:
5.00%, 6/01/32	460	546,669
5.00%, 6/01/33	400	473,116

		1,681,437
Florida — 0.6%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, Series A, 5.00%, 10/01/30	295	339,899

Municipal Bonds	Par (000)	Value

Georgia — 1.2%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	$555	$660,805
Illinois — 12.9%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	500	583,140
5.00%, 12/01/42	740	806,230
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	165	188,762
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	1,590	1,968,436
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	205	234,573
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	150	171,717
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	70	80,134
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	879,840
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, 6.00%, 8/15/39	1,000	1,173,350
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	530	618,828
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	425,729
6.00%, 6/01/28	105	123,076

		7,253,815
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,389,991
Kansas — 3.9%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.50%, 11/15/29	900	1,054,323
Adventist Health System Sunbelt Obligated Group, 5.00%, 11/15/32	1,000	1,148,210

		2,202,533
Kentucky — 2.5%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	414,113
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	984,712

		1,398,825

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds

CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
FSA	Financial Security Assurance, Inc.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board

IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SBPA	Stand-by Purchase Agreement
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	$380	$441,579
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	838,485
Massachusetts — 0.8%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	433,714
Michigan — 3.2%
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	485	574,322
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	577,560
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	530	681,750

		1,833,632
Mississippi — 1.6%
Mississippi Development Bank, Refunding RB, Jackson Mississippi Water & Sewer (AGM), 5.00%, 9/01/30	785	912,406
Multi-State — 5.9%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (a)(b)	3,000	3,320,520
Nevada — 4.1%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,177,980
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	1,000	1,147,150

		2,325,130
New Jersey — 7.0%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	879,435
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	673,019
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	695	808,278
Series A, 5.50%, 6/15/41	500	584,135
Series B, 5.25%, 6/15/36	850	980,424

		3,925,291
New York — 2.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	145	170,088
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	125	139,716
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	325	372,616
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	390	445,243

		1,127,663
North Carolina — 1.1%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	530	614,148
Pennsylvania — 7.5%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	350,901
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	750	882,113

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB, Sub-Series A: (concluded)
6.00%, 12/01/41	$1,500	$1,707,375
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series C (AGC), 6.25%, 6/01/38	500	609,395
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Children’s Hospital of Philadelphia, Series D, 5.00%, 7/01/32	575	664,602

		4,214,386
South Carolina — 0.7%
City of North Charleston South Carolina, RB, 5.00%, 6/01/35	355	401,154
Texas — 11.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	1,034,901
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	573,428
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	310,452
Katy ISD, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	295	343,522
Lamar Texas Consolidated ISD, GO, Refunding, School House Improvements, Series A, 5.00%, 2/15/45	500	578,670
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	500	593,615
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	285,350
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,204,263
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	600,045
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	290	290,081
University of Texas System, Refunding RB, Financing System Bonds, Series B, 5.00%, 8/15/43	615	718,443

		6,532,770
Virginia — 3.6%
Fairfax County IDA, RB, Health Care, Inova Health System, Series A, 5.00%, 5/15/40	275	306,048
Norfolk Economic Development Authority, Refunding RB, Sentara Heatlhcare, Series B, 5.00%, 11/01/36	500	564,130
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	500	622,305
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	485	563,895

		2,056,378
Washington — 2.1%
Port of Seattle, Refunding RB, Intermediate Lien, Series A, 5.00%, 8/01/32	1,000	1,169,500
Wisconsin — 2.7%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Alliance, Series D, 5.00%, 11/15/41	485	537,778
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.25%, 4/01/39	890	985,808

		1,523,586
Total Municipal Bonds — 97.1%		54,726,807

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	15

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

California — 18.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	$1,005	$1,177,187
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,448,044
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,410	1,638,554
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/33	2,079	2,528,274
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	225,594
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	2,234	2,611,173
University of California, RB, Series O, 5.75%, 5/15/34	810	971,598

		10,600,424
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30	735	920,668
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	899	1,050,555

		1,971,223
Florida — 0.5%
County of Miami-Dade Florida, RB, Transit System Sales Surtax, 5.00%, 7/01/42	260	292,659
Illinois — 8.0%
City of Chicago Illinois, Refunding RB, Second Lien Water, 5.00%, 11/01/42	400	455,150
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,845,585
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,218,273

		4,519,008
Massachusetts — 1.6%
Massachusetts School Building Authority, RB, Senior Lien, Series B, 5.00%, 10/15/41	790	911,162
Nevada — 3.3%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,845,465
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	585	694,383
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	1,000	1,145,250
New York — 14.5%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	750	903,532
New York City Municipal Water Finance Authority, Refunding RB:
5.00%, 6/15/45	1,000	1,142,612
Series FF-2, 5.50%, 6/15/40	990	1,162,589
New York City Transitional Finance Authority, RB:
Building Aid, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,125,645
Future Tax Secured, Fiscal 2012, Series E, 5.00%, 2/01/42	460	527,146
New York Liberty Development Corp., RB, 1 World Trade Center Project, 5.25%, 12/15/43	1,170	1,340,106
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	680	804,773
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	1,000	1,168,710

		8,175,113

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Ohio — 1.7%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	$840	$926,982
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax Revenue, Series C, 5.25%, 8/01/40	460	511,513
Texas — 7.3%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	1,050	1,222,612
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,713,769
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,005	1,148,645

		4,085,026
Virginia — 0.9%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	524,509
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	735	853,737
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 65.8%		37,056,454
Total Long-Term Investments (Cost — $81,671,960) — 162.9%		91,783,261

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (d)(e)	159,677	159,677
Total Short-Term Securities (Cost — $159,677) — 0.3%		159,677
Total Investments (Cost — $81,831,637) — 163.2%		91,942,938
Other Assets Less Liabilities — 1.4%		779,902
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.0)%		(18,592,156)
VRDP Shares, at Liquidation Value — (31.6)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$56,330,684

(a)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	2,198,525	(2,038,848)	159,677	$403

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$91,783,261	—	$91,783,261
Short-Term Securities	$159,677	—	—	159,677

Total	$159,677	$91,783,261	—	$91,942,938

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$569,822	—	—	$569,822
Liabilities:
TOB trust certificates	—	$(18,585,072)	—	(18,585,072)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	$569,822	$(36,385,072)	—	$(35,815,250)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	17

Schedule of Investments August 31, 2012	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 4.0%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,369,742
6.00%, 6/01/39	450	531,589
Birmingham Water Works Board, RB, 4.75%, 1/01/36	2,100	2,281,902
Hoover City Board of Education, GO, Refunding, 4.25%, 2/15/40	2,750	2,926,990

		7,110,223
Arizona — 9.4%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42 (a)	2,200	2,309,450
Arizona Sports & Tourism Authority, RB, Multipurpose Stadium Facilities, Series A (NPFGC), 5.00%, 7/01/13 (b)	1,500	1,559,145
Arizona State University, RB, Series D, 5.50%, 7/01/26	200	243,152
County of Pinal Arizona Election District No. 3, Refunding RB, 4.75%, 7/01/31	3,750	4,088,475
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	900	960,606
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,598,880
5.00%, 12/01/37	2,065	2,203,499
San Luis Facility Development Corp., RB, Senior Lien, Regional Detention Center Project:
6.25%, 5/01/15	185	183,994
7.00%, 5/01/20	300	305,412
7.25%, 5/01/27	600	574,902
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	835,440
University Medical Center Corp. Arizona, RB:
6.00%, 7/01/39	900	1,037,853
6.50%, 7/01/39	500	578,915

		16,479,723
Arkansas — 0.3%
City of Conway Arkansas, RB, Wastewater Revenue Improvement, Series A, 4.20%, 10/01/37	500	517,715
California — 17.8%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.02%, 6/01/55 (c)	4,500	45,945
California Educational Facilities Authority, RB, Santa Clara University, 5.00%, 2/01/40	1,000	1,112,400
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,289,994
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,269,531
Carlsbad Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (d)	1,000	801,350
City of San Jose California, Refunding ARB, San Jose Airport, Series A1, AMT, 5.75%, 3/01/34	2,000	2,302,980
Dinuba Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	288,683
5.75%, 8/01/33	500	581,230
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (d)	1,650	1,212,271
Norwalk-La Mirada Unified School District California, GO, CAB, Election of 2002, Series E (AGC), 5.18%, 8/01/38 (c)	8,000	2,125,600
Palomar Community College District, GO, CAB, Election of 2006, Series B:
4.72%, 8/01/30 (c)	1,500	650,265
6.00%, 8/01/33 (c)	4,000	1,160,600
0.00%, 8/01/39 (d)	2,000	1,188,720
San Diego Community College District California, GO, CAB, Election of 2002, 0.00%, 8/01/19 (d)	2,800	2,272,648

Municipal Bonds	Par (000)	Value

California (concluded)
San Jose Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	$1,200	$1,224,216
State of California, GO, Refunding:
(NPFGC), 4.50%, 8/01/28	500	532,715
Veterans, AMT, 5.05%, 12/01/36	1,000	1,022,580
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,359,000
6.00%, 3/01/33	1,000	1,229,560
6.50%, 4/01/33	1,950	2,430,090
5.50%, 3/01/40	2,350	2,692,700
Val Verde Unified School District California, Special Tax Bonds, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,634,579

		31,427,657
Colorado — 1.2%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,266,591
Park Creek Metropolitan District, Refunding RB, Limited Property Tax (AGM), 6.00%, 12/01/38	750	873,368

		2,139,959
Connecticut — 1.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,390	1,536,061
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	603,433
Pomfret School, Series B, 4.00%, 7/01/37	490	498,085
Sacred Heart University, Series G, 5.38%, 7/01/31	400	443,708

		3,081,287
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,200	1,370,304
District of Columbia — 1.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	2,500	2,550,225
Florida — 5.7%
County of Lee Florida, Refunding RB, Lee Airport, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	2,199,840
Orange County Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	128,650
Palm Beach County Housing Finance Authority, HRB, Indian Trace Apartments, Series A, AMT (AGM), 5.63%, 1/01/44	7,050	7,057,261
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	910	682,637

		10,068,388
Georgia — 1.1%
Chatham County Hospital Authority, Refunding RB, Memorial Health University Medical Center, Inc., Series A, 4.00%, 1/01/34	2,000	2,026,380
Hawaii — 0.2%
Hawaii State Department of Budget & Finance Senior Living, Refunding RB, Special Purpose, Kahala Nui, 5.25%, 11/15/37	400	419,296
Idaho — 1.2%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	2,094,995
Illinois — 10.9%
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	665	758,506
City of Chicago, Refunding RB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29 (a)	4,000	3,961,000

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (e)(f)	$425	$42,479
Navistar International, Recovery Zone, 6.50%, 10/15/40	560	581,353
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,123,340
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	801,236
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 5/15/39	1,025	1,178,032
Series A, Friendship Village Schaumburg, 5.63%, 2/15/37	210	210,995
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 4.25%, 6/15/42	3,000	3,089,310
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	1,000	1,125,100
6.00%, 6/01/28	1,150	1,347,972
Village of Bolingbrook Illinois, GO, Refunding, Series B (NPFGC), 6.23%, 1/01/36 (c)	21,065	5,022,739

		19,242,062
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, Improvement, U.S. Steel Corp., 6.00%, 12/01/26	1,000	1,040,640
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	875	976,369
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.75%, 9/01/30	500	554,710
6.00%, 9/01/39	1,000	1,106,420

		2,637,499
Louisiana — 1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp, Series A-1, 6.50%, 11/01/35	1,050	1,220,152
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	455,628

		1,675,780
Maryland — 1.9%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	250	270,800
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	3,119,124

		3,389,924
Michigan — 4.1%
Board of Control of Michigan Technological University, Refunding RB, General, Series A, 4.00%, 10/01/30	1,290	1,345,509
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,461,525
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,508,324
Wayne County Airport Authority, Refunding RB, Airport Revenue, Series A (AGM), 4.00%, 12/01/20	1,750	1,867,880

		7,183,238
Minnesota — 3.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,493,688
Minnesota Higher Education Facilities Authority, Refunding RB, Saint Catherine University, Series 7-Q, 5.00%, 10/01/32 (a)	275	310,035

Municipal Bonds	Par (000)	Value

Minnesota (concluded)
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B, 5.25%, 3/01/31	$800	$902,664

		6,706,387
Mississippi — 3.3%
Mississippi Development Bank, RB, Hinds Community College District, CAB (AGM), 5.00%, 4/01/36	845	938,246
Mississippi Development Bank Special Obligation, RB, Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,997,520
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,387,238
Warren County Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Company Project, Series A, AMT, 5.38%, 12/01/35	400	435,372

		5,758,376
Missouri — 1.2%
Missouri State Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	966,303
Missouri State Development Finance Board, RB, St. Joseph Sewage System Improvements, 5.25%, 5/01/31	580	623,071
Missouri State Health & Educational Facilities Authority, RB, A.T. Still University Health Sciences, 5.25%, 10/01/31	500	566,320

		2,155,694
Montana — 0.8%
Montana Facility Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 4.75%, 1/01/40	1,350	1,464,615
Multi-State — 6.6%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (g)(h)	10,500	11,621,820
Nebraska — 2.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	510	543,507
5.00%, 9/01/42	600	622,482
Nebraska Investment Finance Authority, Refunding RB, Series A, 6.05%, 9/01/41	700	713,545
Omaha Nebraska Sanitation Sewer Revenue, RB, System, 4.25%, 11/15/38	1,890	2,014,456

		3,893,990
Nevada — 1.1%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.65%, 6/01/23	1,285	1,257,565
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	603,273

		1,860,838
New Jersey — 11.5%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (e)(f)	915	68,442
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30 (i)	3,000	3,011,490
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,537,980
New Jersey EDA, Refunding Special Assignment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,965,500
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	630	786,902
7.50%, 12/01/32	800	1,002,872

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	19

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB Barnabas Health, Series A:
4.63%, 7/01/23	$510	$531,185
5.63%, 7/01/37	1,700	1,881,101
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	565	601,855
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	1,400	1,614,816
Union County Utilities Authority, Refunding RB, County Deficiency Agreement, Series A, 4.00%, 6/15/32	250	269,340

		20,271,483
New York — 5.1%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (e)(f)	455	102,361
Hudson New York Yards Infrastructure Corp., RB, Series A (NPFGC):
4.50%, 2/15/47	750	773,490
5.00%, 2/15/47	1,000	1,058,410
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, 7.75%, 8/01/31 (e)(i)	3,165	3,324,041
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	800	917,208
New York State Dormitory Authority, RB, Rochester Institute of Technology, Series A, 6.00%, 7/01/33	1,000	1,179,330
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien, Series A, Remarketing, 5.00%, 11/01/30	1,500	1,647,900

		9,002,740
North Carolina — 5.8%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	225	261,610
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	2,667,257
North Carolina Capital Facilities Finance Agency, RB, Duke Energy Carolinas, Series B, 4.38%, 10/01/31	1,000	1,078,650
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas, Series B, 4.63%, 11/01/40	5,000	5,355,950
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/33	800	937,672

		10,301,139
North Dakota — 1.4%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project:
3.00%, 12/01/30	400	389,536
4.00%, 12/01/36	600	628,878
City of Grand Forks North Dakota, Refunding RB, Healthcare Systems, 5.00%, 12/01/32	1,415	1,533,676

		2,552,090
Ohio — 0.8%
City of Marion, GO, Various Purpose Improvement, 4.00%, 12/01/33	480	485,611
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/42	800	901,856

		1,387,467
Oregon — 3.5%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/42	930	1,076,401

Municipal Bonds	Par (000)	Value

Oregon (concluded)
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	$750	$865,523
Oregon Health & Science University, Refunding RB, Series A, 3.00%, 7/01/24	2,000	2,015,760
Oregon State Facilities Authority, RB, Student Housing, CHF- Ashland LLC, Southern Oregon University Project (AGM), 5.00%, 7/01/44	600	644,814
Oregon State Facilities Authority, Refunding RB, Limited College Project, Series A:
5.00%, 10/01/34	850	934,668
5.25%, 10/01/40	500	553,705

		6,090,871
Pennsylvania — 3.6%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,848,177
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	2,600	2,860,806
Pennsylvania Higher Educational Facilities Authority, RB, University Sciences Philadelphia (a):
4.00%, 11/01/39	560	553,930
5.00%, 11/01/42	1,000	1,090,670

		6,353,583
Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.64%, 8/01/35 (c)	1,000	279,600
First Sub-Series A, 5.75%, 8/01/37	1,000	1,115,020
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.57%, 8/01/41 (c)	5,000	1,020,150

		2,414,770
Rhode Island — 2.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,209,900
Rhode Island Health & Educational Building Corp., Refunding RB, Rhode Island School of Design, 3.50%, 6/01/29	2,405	2,400,671
State of Rhode Island, COP, Series C, School for the Deaf (AGC), 5.38%, 4/01/28	900	1,024,506

		4,635,077
Tennessee — 1.4%
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, 5.00%, 8/15/42 (a)	800	839,656
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	310,392
Shelby County Health Educational & Housing Facilities Board, RB, Methodist Le Bonheur Healthcare, 5.00%, 5/01/42	1,200	1,300,368

		2,450,416
Texas — 13.1%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	500	620,905
7.25%, 12/01/35	1,750	2,185,592
Harris County Metropolitan Transit Authority Sales and Use Tax, RB, Series A, 5.00%, 11/01/36	400	459,880
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 6.11%, 11/15/41 (c)	11,690	2,014,304
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,741,005

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$2,000	$2,440,580
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.03%, 8/15/35 (c)	50,000	12,796,000
First Tier, Series A, 5.00%, 8/15/42	750	750,210

		23,008,476
Vermont — 2.7%
University of Vermont & State Agricultural College, Refunding RB, Series A, 4.00%, 10/01/38	2,000	2,053,800
Vermont Educational & Health Buildings Financing Agency, RB, Hospital, Fletcher Allen Health, Series A, 4.75%, 12/01/36	1,600	1,636,960
Vermont Educational & Health Buildings Financing Agency, Refunding RB, St. Michaels College, 5.00%, 10/01/42	900	992,907

		4,683,667
Virginia — 0.6%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 5.50%, 1/01/42	940	1,036,754
Washington — 1.2%
City of Lynnwood, GO (AGM), 4.00%, 12/01/37	400	415,336
Washington Healthcare Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,636,418

		2,051,754
West Virginia — 0.7%
West Virginia State University, RB, West Virginia University Projects, Series B, 5.00%, 10/01/36	1,100	1,275,659
Wisconsin — 1.8%
Public Finance Authority Wisconsin, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42 (a)	950	953,230
Wisconsin Health & Educational Facilities Authority, RB, Gunderson Lutheran, 5.00%, 11/15/44 (a)	800	867,144
Wisconsin State Health & Educational Facilities Authority, Refunding RB, Ministry HealthCare, Series C, 5.00%, 8/15/32	1,200	1,328,904

		3,149,278
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	1,200	1,367,507
Total Municipal Bonds — 141.8%		249,949,746

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	4,008,825
Massachusetts — 0.9%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,634,136
Michigan — 2.4%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,000	4,150,440
New York — 8.2%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,500	2,932,301

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value

New York (concluded)
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	$450	$542,119
New York City Municipal Water Finance Authority, Refunding RB:
Series A, 4.75%, 6/15/30	3,000	3,372,990
Series FF-2, 5.50%, 6/15/40	405	475,605
New York Liberty Development Corp., RB, 5.25%, 12/15/43	2,505	2,869,202
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,422,013
New York State Thruway Authority, Refunding RB, Transportation, Series A, 5.00%, 3/15/31	1,560	1,835,106

		14,449,336
Ohio — 2.0%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,338,901
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,208,760

		3,547,661
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.8%		27,790,398
Total Long-Term Investments (Cost — $254,337,180) — 157.6%		277,740,144

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01%(k)(l)	583,607	583,607
Total Short-Term Securities (Cost — $583,607) — 0.3%		583,607
Total Investments (Cost — $254,920,787) — 157.9%		278,323,751
Liabilities in Excess of Other Assets — (4.4)%		(7,713,969)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.2)%		(14,494,197)
VMTP Shares, at Liquidation Value — (45.3)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$176,215,585

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs Group, Inc.	$953,230	$24,900
JPMorgan Chase & Co.	$2,309,450	$24,954
Merrill Lynch	$3,351,400	$28,190
Stifel, Nicolaus & Co.	$3,961,000	$8,440
Wells Fargo & Co.	$310,035	$932

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Non-income producing security.

(g)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	21

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(i)	Variable rate security. Rate shown is as of report date.

(j)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	2,247,948	(1,664,341)	583,607	$606

(l)	Represents the current yield as of report date.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$277,740,144	—	$277,740,144
Short-Term Securities	$583,607	—	—	583,607

Total	$583,607	$277,740,144	—	$278,323,751

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(14,488,936)	—	$(14,488,936)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	—	$(94,388,936)	—	$(94,388,936)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.9%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,191,190
6.00%, 6/01/39	1,000	1,181,310
Selma IDB Alabama, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	365,294

		2,737,794
Arizona — 2.5%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C:
5.00%, 6/01/28	250	289,010
5.00%, 6/01/29	1,400	1,610,840
Arizona Board of Regents, Refunding RB, University of Arizona, Series A:
5.00%, 6/01/42	500	571,245
Tax Exempt, 5.00%, 7/01/30	925	1,097,956

		3,569,051
California — 15.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,530,466
California Health Facilities Financing Authority, RB:
Stanford Hospital & Clinics, Series A, 5.00%, 8/15/42	1,095	1,210,709
Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,342,186
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,572,424
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,128,980
Election of 2008, Series C, 5.25%, 8/01/39	500	581,035
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,371,201
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,610,576
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,188,270
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	925	1,107,900
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,319,107
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	3,270	3,585,032
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,154,530

		21,702,416
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,695,807
University of Colorado, Refunding RB, Enterprise System, Series A-2:
5.00%, 6/01/32	1,165	1,384,498
5.00%, 6/01/33	1,010	1,194,618

		4,274,923
Florida — 6.7%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,313,436
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	745	858,389

Municipal Bonds	Par (000)	Value

Florida (concluded)
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/29	$1,070	$1,216,718
Palm Beach County Florida School Board, Refunding COP, Series A, 5.00%, 8/01/28	2,000	2,309,300

		9,697,843
Georgia — 2.1%
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	2,500	3,090,825
Illinois — 13.0%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	1,500	1,749,420
5.00%, 12/01/42	1,865	2,031,918
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,535,547
Sales Tax Receipts Revenue, 5.25%, 12/01/36	415	474,764
Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,325	1,511,308
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	515	589,294
City of Chicago Illinois O’Hare International Airport, RB, General, Third Lien:
Series A, 5.75%, 1/01/39	825	971,174
Series C, 6.50%, 1/01/41	3,740	4,630,157
City of Chicago Illinois O’Hare International Airport, Refunding RB, General, Third Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,133,710
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	380	435,016
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	180	206,060
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,211,331
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,067,238
6.00%, 6/01/28	260	304,759

		18,851,696
Indiana — 3.1%
Indiana Finance Authority Waste Water Utility, RB, First Lien CWA Authority Project, Series A, 5.00%, 10/01/41	1,500	1,678,695
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,738,441

		4,417,136
Kansas — 2.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health Sunbelt Obligation, Series A, 5.00%, 11/15/32	3,000	3,444,630
Louisiana — 0.4%
New Orleans Aviation Board Louisiana, Refunding RB, GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	448,268
Series A-2, 6.00%, 1/01/23	150	179,307

		627,575
Michigan — 6.6%
City of Detroit Michigan, RB, Second Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,980,721
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,800	2,155,644

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	23

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
City of Detroit Michigan, RB, Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	$580	$729,518
Lansing Board of Water & Light Utilities, RB, Series A, 5.00%, 7/01/37	2,765	3,149,777
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,550,016

		9,565,676
Minnesota — 3.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,394,950
Mississippi — 1.6%
Mississippi Development Bank, Refunding RB, Jackson Mississippi Water & Sewer (AGM), 5.00%, 9/01/30	2,000	2,324,600
Nevada — 1.7%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,424,200
New Jersey — 4.5%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,300	1,445,886
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,699,097
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,273,480
Series B, 5.25%, 6/15/36	1,000	1,153,440

		6,571,903
New York — 6.7%
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	320	357,674
Metropolitan Transportation Authority, Refunding RB, Transportation, Series C, 5.00%, 11/15/28	1,300	1,530,815
New York City Transitional Finance Authority, RB:
Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	2,000	2,292,400
Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,949,372
Sub-Future Tax Secured, Series C, 5.00%, 11/01/39	1,175	1,353,236
New York State Dormitory Authority, RB, Series B, 5.00%, 3/15/42	1,000	1,141,650

		9,625,147
North Carolina — 1.1%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	1,340	1,552,752
Pennsylvania — 0.5%
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Children’s Hospital Philadelphia, Series D, 5.00%, 7/01/32	580	670,381
Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,592,906
South Carolina — 0.7%
City of North Charleston South Carolina, RB, 5.00%, 6/01/35	895	1,011,359

Municipal Bonds	Par (000)	Value

Texas — 18.0%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,000	$2,230,760
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,160,274
6.00%, 11/15/36	2,215	2,683,162
5.38%, 11/15/38	1,000	1,155,730
Frisco ISD Texas, GO, School Building (AGC), 5.50%, 8/15/41	3,365	4,165,769
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	620,905
Katy ISD, GO, Refunding, School Building, Series A (PSF-GTD), 5.00%, 2/15/42	745	867,538
Lamar Texas Consolidated ISD, GO, Refunding, School House, Series A (PSF-GTD), 5.00%, 2/15/45	1,000	1,157,340
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	1,000	1,187,230
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	1,000	1,196,870
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,712,100
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,174,000
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,395	1,395,391
Texas Tech University, Refunding RB, Refunding & Improvement, 14th Series A, 5.00%, 8/15/31	1,000	1,175,780
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,805	2,108,601

		25,991,450
Virginia — 2.4%
Fairfax County IDA, RB, Health Care, Inova Health System, Series A, 5.00%, 5/15/40	685	762,336
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,000	1,244,610
Virginia Resources Authority, RB, 5.00%, 11/01/42	1,225	1,424,271

		3,431,217
Washington — 3.9%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,194,566
Port of Seattle, Refunding RB, Intermediate, Series A, 5.00%, 8/01/32	3,000	3,508,500
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	795	931,024

		5,634,090
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	1,230	1,363,849
Total Municipal Bonds — 102.8%		148,568,369

Municipal Bonds Transferred to Tender Option Bond Trusts (a)
Alabama — 1.1%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,591,980

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

California — 8.7%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	$10,680	$12,498,377
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	760	924,094
Florida — 0.5%
County of Miami-Dade Florida, RB, Transit System Sales Surtax, 5.00%, 7/01/42	650	731,647
Illinois — 5.4%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,306,273
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	1,020	1,160,631
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,327,410

		7,794,314
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,039,523
Massachusetts — 1.6%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax Bonds, Series B, 5.00%, 10/15/41	2,000	2,306,740
Nevada — 5.0%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,460,620
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,754,114

		7,214,734
New Jersey — 0.8%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,178,250
New York — 16.5%
Hudson New York Yards Infrastructure Corp., Senior RB, Series A, 5.75%, 2/15/47	1,000	1,172,921
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012:
Series BB, 5.25%, 6/15/44	4,993	5,835,842
Series FF, 5.00%, 6/15/45	3,019	3,450,688
New York City Transitional Finance Authority, RB:
Building Aid, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	1,013,080
Future Tax Secured Revenue, Series E, 5.00%, 2/01/42	1,160	1,329,323
New York Liberty Development Corp., 5.25%, 12/15/43	2,955	3,384,627
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	1,740	2,059,273
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	4,995	5,658,086

		23,903,840
Puerto Rico — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,180	1,312,142

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

Texas — 5.9%
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	$2,310	$2,742,501
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	4,995	5,708,936

		8,451,437
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,005	1,096,418
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	1,860	2,160,477
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0%		72,203,973
Total Long-Term Investments (Cost — $200,830,091) — 152.8%		220,772,342

Short-Term Securities
Illinois — 0.1%
Illinois Finance Authority, RB, VRDN, University of Chicago Medical Center, Series B, 0.18%, 9/04/12 (b)	200	200,000

	Shares
Money Market Funds — 0.6%
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	908,400	908,400
Total Short-Term Securities (Cost — $1,108,400) — 0.7%		1,108,400
Total Investments (Cost — $201,938,491) — 153.5%		221,880,742
Other Assets Less Liabilities — 1.0%		1,417,387
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.3)%		(36,510,895)
VMTP Shares, at Liquidation Value — (29.2)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$144,587,234

(a)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(c)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	9,230,241	(8,321,841)	908,400	$762

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	25

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$220,772,342	—	$220,772,342
Short-Term Securities	$908,400	200,000	—	1,108,400

Total	$908,400	$220,972,342	—	$221,880,742

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(36,496,695)	—	$(36,496,695)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	—	$(78,696,695)	—	$(78,696,695)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.6%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$3,800	$4,405,682
Birmingham Airport Authority, RB (AGM), 5.50%, 7/01/40	5,800	6,588,452
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,766,058
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,800	2,671,424

		15,431,616
Alaska — 0.6%
Alaska Housing Finance Corp., RB, Series A, 4.13%, 12/01/37	1,390	1,409,836
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,233,453

		2,643,289
Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,500	1,704,990
5.25%, 10/01/28	250	287,023

		1,992,013
California — 23.7%
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	720,437
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, First Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	13,810,942
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,765,363
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM):
0.00%, 8/01/13 (c)	7,450	7,527,033
5.47%, 8/01/36 (b)	4,200	1,155,210
Golden State Tobacco Securitization Corp. California, RB, Series 2003-A-1 (a):
6.63%, 6/01/13	6,500	6,811,805
6.75%, 6/01/13	14,500	15,209,050
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/13 (a)	16,745	17,610,549
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (b):
5.10%, 8/01/31	13,575	5,237,642
5.13%, 8/01/32	14,150	5,156,826
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,816,175
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.06%, 7/01/38 (b)	2,000	550,040
San Diego Unified School District California, GO, Refunding, CAB, Series R-1 (b):
4.72%, 7/01/30	5,995	2,609,024
4.77%, 7/01/31	1,400	576,184
San Joaquin Hills Transportation Corridor Agency California, Refunding RB, CAB, Series A (NPFGC), 5.60%, 1/15/31 (b)	20,000	7,243,800
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,350	2,569,020
State of California, GO, Various Purpose, 5.00%, 4/01/42	5,000	5,499,100
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	1,100	1,206,766

Municipal Bonds	Par (000)	Value

California (concluded)
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 5.22%, 8/01/37 (b)	$10,000	$2,766,000

		100,840,966
Colorado — 0.3%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	1,095,898
District of Columbia — 2.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,690,855
Florida — 13.7%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,579,662
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	6,750	8,045,865
City of Jacksonville, Refunding RB, Series A, 5.00%, 10/01/30	320	367,514
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,475	3,775,622
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.51%, 10/01/38 (b)	22,270	5,395,130
Water & Sewer System (AGM), 5.00%, 10/01/39	10,100	11,263,722
County of Miami-Dade Florida, Refunding RB:
(AGM), 5.00%, 7/01/35	1,300	1,419,223
Miami International Airport, Series A, 5.50%, 10/01/41	5,000	5,732,700
Series A, 5.50%, 10/01/36	5,000	5,730,400
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3, 5.45%, 7/01/33	3,800	4,118,022
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,849,624
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	329,631
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,062,060
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,315,780

		57,984,955
Georgia — 2.5%
Burke County Development Authority, Refunding RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,359,338
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	7,500	9,272,475

		10,631,813
Hawaii — 1.4%
Hawaii State Harbor, RB, Series A, 5.25%, 7/01/35	5,000	5,885,750
Illinois — 1.5%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	2,590	3,020,665
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	350	435,281
Chicago Transit Authority, RB, 5.25%, 12/01/36	650	743,607
City of Chicago Illinois, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	678,078
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	360	403,776
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	347,696
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	832,226

		6,461,329

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	27

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 1.9%
Indiana Finance Authority Wastewater Utility, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	$1,100	$1,272,744
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	450	474,467
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,520,097

		8,267,308
Iowa — 1.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,000	5,673,950
Kentucky — 0.4%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,722,975
Louisiana — 2.9%
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,750	1,853,478
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (d)	1,720	1,845,594
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	7,500	8,462,475

		12,161,547
Michigan — 2.4%
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,433,170
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	465	514,225
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	1,100	1,302,587
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,307,500
Series I-A, 5.38%, 10/15/41	800	919,616
Series II-A, 5.38%, 10/15/36	1,500	1,730,625

		10,207,723
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, Series A, 5.00%, 6/01/41	800	901,888
Nebraska — 3.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	9,345	9,958,966
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	2,450	2,823,600
6.05%, 9/01/41	1,110	1,131,479

		13,914,045
Nevada — 1.1%
County of Clark Nevada, RB, Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	4,100	4,599,790
New Jersey — 1.4%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,000	3,504,810
Series B, 5.25%, 6/15/36	1,990	2,295,346

		5,800,156
New York — 1.7%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	770	903,225

Municipal Bonds	Par (000)	Value

New York (concluded)
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	$1,950	$2,281,286
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,581,684
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/37	2,300	2,594,055

		7,360,250
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,875	3,056,786
Ohio — 1.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare Partners, Series A, 5.00%, 5/01/42	2,875	3,132,341
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	760,542
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	470	531,909

		4,424,792
Pennsylvania — 0.2%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor, License Fund, 6.00%, 12/01/36	625	768,800
Puerto Rico — 3.6%
Puerto Rico Electric Power Authority, RB, Series A, 5.00%, 7/01/42	1,000	1,021,760
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	5,300	6,253,629
5.50%, 8/01/42	3,450	3,724,034
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Senior Series C, 5.46%, 8/01/39 (b)	17,625	4,134,472

		15,133,895
Rhode Island — 0.7%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,625	3,036,128
South Carolina — 1.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	317,730
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,623,900

		5,941,630
Tennessee — 3.3%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM) (b):
5.80%, 1/01/23	8,910	4,933,289
5.83%, 1/01/24	8,500	4,429,945
5.85%, 1/01/25	6,850	3,363,144
Memphis Center City Revenue Finance Corp., RB, Sub-Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,240	1,473,033

		14,199,411
Texas — 23.2%
City of San Antonio Texas, Refunding RB (NPFGC):
5.13%, 5/15/29	9,250	9,847,827
5.13%, 5/15/34	10,000	10,663,800
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,788,200
Coppell ISD Texas, GO, Refunding, CAB (PSF-GTD), 3.19%, 8/15/30 (b)	10,030	5,582,598

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
County of Harris Texas, Refunding RB, Senior Lien, Toll Road (AGM), 5.00%, 8/15/30	$1,910	$1,916,055
County of Harris Texas, GO (NPFGC) (b):
2.74%, 8/15/25	7,485	5,261,730
3.05%, 8/15/28	10,915	6,734,009
Harris County-Houston Sports Authority, Refunding RB (NPFGC) (b):
CAB, Junior Lien, Series H, 6.00%, 11/15/38	5,785	1,228,040
CAB, Junior Lien, Series H, 6.02%, 11/15/39	6,160	1,228,427
Third Lien, Series A-3, 5.95%, 11/15/38	16,890	3,638,106
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,411,802
North Texas Tollway Authority, Refunding RB:
First Tier, System (NPFGC), 5.75%, 1/01/40	23,050	25,849,653
First Tier, System, Series A, 6.00%, 1/01/28	625	736,338
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	19,500	19,505,460

		98,392,045
Washington — 2.6%
County of King Washington, Refunding RB (AGM), 5.00%, 1/01/36	2,200	2,441,054
Washington Health Care Facilities Authority, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	4,000	4,366,000
MultiCare Health System, Series A, 5.00%, 8/15/44	1,560	1,693,723
Providence Health & Services, Series A, 5.00%, 10/01/39	500	542,280
Providence Health & Services, Series A, 5.25%, 10/01/39	675	747,846
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	940	1,048,739

		10,839,642
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,500	1,660,245
Total Municipal Bonds — 103.8%		440,721,490

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 1.9%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,508,819
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A, 5.00%, 7/01/37	4,490	4,872,054
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,660,815

		8,041,688
California — 10.1%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33	3,379	3,698,584
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	9,128,080
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	8,232,750

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$5,000	$5,644,900
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	536,192
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	4,870	5,398,005
University of California, RB, Series C (NPFGC), 4.75%, 5/15/37	10,000	10,361,500

		43,000,011
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,080	1,352,819
Florida — 7.0%
City of Tallahassee Florida, RB (NPFGC):
5.00%, 10/01/32	3,000	3,248,490
5.00%, 10/01/37	5,000	5,399,500
County of Miami-Dade Florida, RB, 5.00%, 7/01/42	1,950	2,194,939
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,999	3,441,315
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (d)	1,800	1,921,374
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	6,099	7,057,616
(NPFGC), 5.00%, 8/01/30	6,000	6,629,640

		29,892,874
Hawaii — 2.6%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	10,000	10,858,600
Illinois — 9.1%
City of Chicago Illinois, RB, Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,832,283
City of Chicago Illinois, Refunding RB, Sale Tax Revenue, Series A, 5.00%, 1/01/41	3,870	4,335,174
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,789,664
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	4,991,114
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	14,294	15,925,769
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,400	1,590,714

		38,464,718
Massachusetts — 3.4%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	12,987	14,344,576
Michigan — 1.9%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	7,300	8,073,435
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	4,197	4,903,987
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,024	2,537,849

		7,441,836
New York — 4.4%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	4,494	5,282,916
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,885,773
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	5,321,700

		18,490,389

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	29

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	$620	$703,037
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	5,080	5,648,821
South Carolina — 0.2%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	600	706,290
Texas — 3.9%
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,710,614
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	1,500	1,699,290
North East ISD Texas, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	10,187,667

		16,597,571
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,805,850
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	456,094
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,994,990
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,500	2,769,125
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.0%		216,642,724
Total Long-Term Investments (Cost — $595,664,698) — 154.8%		657,364,214

Short-Term Securities
New York — 0.4%
City of New York New York, GO, VRDN, Sub-Series A-6 (AGM Insurance, Dexia Credit Local SBPA), 0.25%, 9/04/12 (f)	1,700	1,700,000

	Shares

Money Market Funds — 1.0%
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	4,404,456	4,404,456
Total Short-Term Securities (Cost — $6,104,456) — 1.4%		6,104,456
Total Investments (Cost — $601,769,154) — 156.2%		663,468,670
Other Assets Less Liabilities — 0.9%		4,014,988
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.8)%		(105,499,090)
VMTP Shares, at Liquidation Value — (32.3)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$424,784,568

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	5,821,237	(1,416,781)	4,404,456	$1,519

(h)	Represents the current yield as of report date.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$657,364,214	—	$657,364,214
Short-Term Securities	$4,404,456	1,700,000	—	6,104,456

Total	$4,404,456	$659,064,214	—	$663,468,670

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(105,454,247)	—	$(105,454,247)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	—	$(242,654,247)	—	$(242,654,247)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	31

Schedule of Investments August 31, 2012	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.4%
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	$1,620	$1,621,523
Arizona — 1.6%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/32	5,635	6,006,459
California — 8.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,480	2,861,424
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 11.02%, 6/01/55 (a)	9,710	99,139
California Health Facilities Financing Authority, RB:
Stanford Hospital Clinics, Series A, 5.00%, 8/15/51	1,290	1,418,419
Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,194,330
California HFA, RB, Series K, AMT Home Mortgage, 5.50%, 2/01/42	1,640	1,698,450
California State Public Works Board, RB, Various Capital Project, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,552,064
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	860	968,360
San Francisco City & County Redevelopment Agency, Special Tax Bonds, District No. 6, Mission Bay South Public Improvements, 6.63%, 8/01/27	3,120	3,150,950
San Marcos Unified School District, CAB, SAN, Election of 2010, Series B (a):
4.98%, 8/01/33	3,000	1,072,200
5.13%, 8/01/43	2,500	522,175
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,760	2,164,026
6.50%, 4/01/33	10,670	13,296,954

		32,998,491
Colorado — 1.6%
Colorado Health Facilities Authority, Refunding RB:
Catholic Healthcare, Series A, 5.50%, 7/01/34	2,330	2,658,018
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,920	2,027,558
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	1,375	1,454,021

		6,139,597
Connecticut — 2.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,505	1,654,642
State of Connecticut, GO, Refunding, Series C:
5.00%, 6/01/23	3,430	4,309,280
5.00%, 6/01/24	2,185	2,712,241

		8,676,163
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,240	1,415,981
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,430	4,824,669

		6,240,650
District of Columbia — 6.1%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	7,500	8,493,750
6.75%, 5/15/40	11,500	11,731,035
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	550	603,878
5.25%, 10/01/44	2,000	2,215,200

		23,043,863

Municipal Bonds	Par (000)	Value

Florida — 6.0%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	$1,000	$1,000,570
County of Miami-Dade Florida, RB:
Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	3,060,246
Water & Sewer System Revenue (AGM), 5.00%, 10/01/39	5,000	5,576,100
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,255	1,426,006
Live Oak Community Development District No. 1, Special Assessment Bonds, Series A, 6.30%, 5/01/34	3,040	3,115,970
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	3,640	3,959,628
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,500	3,155,000
Stevens Plantation Community Development District, Special Assessment Bonds, Series A, 7.10%, 5/01/35	1,895	1,421,534

		22,715,054
Georgia — 0.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,010,636
Hawaii — 0.5%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	1,480	1,734,530
Illinois — 14.2%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	2,300	2,682,444
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,150	1,311,702
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	4,940	5,588,474
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien:
Series A, 5.75%, 1/01/39	5,000	5,885,900
Series C, 6.50%, 1/01/41	6,430	7,960,404
City of Chicago Illinois, Refunding RB, 5.25%, 1/01/38	895	1,024,113
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B, 5.38%, 6/01/35 (b)(c)	900	89,955
Navistar International, Recovery Zone, 6.50%, 10/15/40	990	1,027,749
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,178,858
Ascension Health, Series A, 5.00%, 11/15/42	1,925	2,128,126
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,966,527
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	457,157
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,500	11,448,465
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	3,430	3,732,800
Series B-2, 5.00%, 6/15/50	2,725	2,964,609
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,470	1,714,579
6.00%, 6/01/28	1,255	1,471,048
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	778,550

		53,411,460
Indiana — 2.6%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	915	1,004,121
Indiana Finance Authority, Refunding RB, Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,609,800

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana (concluded)
Indiana Finance Authority Wastewater Utility, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	$1,720	$1,990,109
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	3,675	3,678,638
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,401,672

		9,684,340
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	2,140	2,401,936
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,755	1,912,037
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,307,414
Louisiana — 3.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,650	4,241,482
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	7,290	7,721,058

		11,962,540
Maine — 0.5%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,615	1,857,056
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	518,154
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,083,200
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	2,400	2,739,144

		4,340,498
Massachusetts — 0.3%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	955	1,039,537
Michigan — 2.0%
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A, 5.25%, 7/01/41	3,355	3,529,024
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,664,640
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,443,576

		7,637,240
Minnesota — 0.6%
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement Revenue, Series B, 5.25%, 3/01/31	2,065	2,330,001
Missouri — 1.9%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	6,041,700
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Home, 5.50%, 2/01/42	1,135	1,205,120

		7,246,820

Municipal Bonds	Par (000)	Value

Multi-State — 3.8%
Centerline Equity Issuer Trust (d)(e):
5.75%, 5/15/15	$1,000	$1,094,140
6.00%, 5/15/15	5,000	5,499,600
6.00%, 5/15/19	3,500	4,143,160
6.30%, 5/15/19	3,000	3,599,550

		14,336,450
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB:
Gas Project No. 3, 5.00%, 9/01/42	1,570	1,628,828
Project No. 3, 5.25%, 9/01/37	895	953,801
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,245	1,385,797
Sarpy County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,789,279

		5,757,705
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,586,204
New Jersey — 4.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	2,130	2,168,255
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/24	455	516,948
Cigarette Tax, 5.00%, 6/15/25	610	686,439
Special Assessment Bonds, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,935,615
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	2,690	3,102,754

		15,410,011
New York — 4.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (b)(c)	985	221,595
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	585	653,872
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,325	1,497,144
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (b)(f)	6,700	7,036,675
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,335	1,530,591
New York State Thruway Authority, RB, General, Series I, 5.00%, 1/01/42	1,500	1,684,110
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,410	1,639,760
6.00%, 12/01/42	1,375	1,593,749

		15,857,496
North Carolina — 2.0%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	5,886,985
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,681,618

		7,568,603
Ohio — 2.3%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	3,405	3,757,588
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,640	1,738,580

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	33

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio (concluded)
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	$3,025	$3,251,603

		8,747,771
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	275	319,052
Pennsylvania — 0.9%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,495	1,250,194
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	2,065	2,302,413

		3,552,607
Puerto Rico — 5.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	6,100	7,273,152
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A (a):
5.50%, 8/01/33	13,600	4,370,088
5.57%, 8/01/34	5,500	1,649,835
5.64%, 8/01/35	14,055	3,929,778
5.70%, 8/01/36	11,875	3,097,831

		20,320,684
South Carolina — 1.8%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,803,390
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	4,043,584

		6,846,974
Tennessee — 3.5%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.67%, 1/01/13 (a)	20,405	12,807,811
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	230	258,674

		13,066,485
Texas — 15.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	2,400	384,000
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,350	2,737,726
City of Austin Texas, Refunding RB, Water & Wastewater System Revenue, 5.00%, 11/15/37	685	796,785
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	1,650	1,898,045
City of Houston Texas, Refunding RB, Series A:
Combined, First Lien (AGC), 6.00%, 11/15/35	9,145	11,115,656
Senior Lien, 5.50%, 7/01/39	1,675	1,879,384
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 5.00%, 8/15/32	640	685,062
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	5,000	5,017,250
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (NPFGC), 5.93%, 11/15/24 (a)	25,375	6,163,841
Lower Colorado River Authority, Refunding RB, Series A (NPFGC), 5.00%, 5/15/13 (g)	5	5,169
North Texas Tollway Authority, Refunding RB, Toll Second Tier, Series F, 6.13%, 1/01/31	6,790	7,542,332
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	4,060,440
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	5,206,666

Municipal Bonds	Par (000)	Value

Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$3,000	$3,660,870
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,600,270
University of Texas System, Refunding RB, Financing System Bonds, Series B, 5.00%, 8/15/43	3,350	3,913,470

		58,666,966
Virginia — 1.8%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,240	1,241,401
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Opco LLC Project, AMT:
5.25%, 1/01/32	1,755	1,910,072
6.00%, 1/01/37	2,000	2,290,900
5.50%, 1/01/42	1,255	1,384,177

		6,826,550
Washington — 1.9%
Bellingham Washington, Water & Sewer Revenue, 5.00%, 8/01/36	5,050	5,783,917
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,100	1,227,248

		7,011,165
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/30	1,790	1,999,448
Ascension Health Senior Credit Group, 5.00%, 11/15/33	910	1,007,215
Aurora Health Care, 6.40%, 4/15/33	3,930	4,000,819

		7,007,482
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	3,355	3,823,324
Wyoming Municipal Power Agency, RB, Series A:
5.50%, 1/01/33	800	894,096
5.50%, 1/01/38	750	827,738

		5,545,158
Total Municipal Bonds — 110.1%		414,745,208

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,722,949
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,630	2,911,743
California — 8.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/39	2,850	3,338,291
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	6,499	7,292,337
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,856,319

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$1,840	$2,198,387
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	10,335	11,587,809
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	5,099	5,312,894

		32,586,037
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (FSA), 5.10%, 10/01/41	4,230	4,516,413
Series C-7 (AGM), 5.00%, 9/01/36	2,710	2,897,044

		7,413,457
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,170	5,861,177
Series X-3, 4.85%, 7/01/37	5,130	5,829,681

		11,690,858
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	5,206,523
Illinois — 0.9%
City of Chicago Illinois, Refunding RB, 5.00%, 11/01/42	3,119	3,550,166
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51	4,559	5,059,226
Massachusetts — 2.5%
Massachusetts School Building Authority, RB, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	4,950	5,709,181
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,550,019

		9,259,200
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,700	1,794,500
5.25%, 7/01/39	1,462	1,556,508

		3,351,008
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	2,219	2,635,096
New York — 13.2%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,750	2,052,611
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series HH, 5.00%, 6/15/31	9,149	10,761,513
Series FF-2, 5.50%, 6/15/40	1,710	2,008,109
New York City Transitional Finance Authority, RB, 5.00%, 2/01/42	2,679	3,071,195
New York Liberty Development Corp., RB, Liberty Revenue Bonds, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	11,670	13,366,701
New York Liberty Development Corp., Refunding RB, Liberty Revenue Bonds, 4 World Trade Center Project, 5.75%, 11/15/51	7,040	8,331,770
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	9,284	10,146,032

		49,737,931

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value

Texas — 1.1%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Sales & Use Tax Bonds, Series A, 5.00%, 11/01/41	$3,720	$4,245,004
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,959	4,320,215
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,784,767
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,463,468
State of Washington, GO, Various Purpose, Series E, 5.00%, 2/01/34	8,113	9,444,967

		12,908,435
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.6%		164,382,615
Total Long-Term Investments (Cost — $529,032,726) — 153.7%		579,127,823

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	15,208,474	15,208,474
Total Short-Term Securities (Cost — $15,208,474) — 4.0%		15,208,474
Total Investments (Cost — $544,241,200) — 157.7%		594,336,297
Other Assets Less Liabilities — 6.0%		22,655,544
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(88,917,478)
VMTP Shares, at Liquidation Value — (40.1)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$376,774,363

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate shown is as of report date.

(g)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(h)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	11,840,465	3,368,009	15,208,474	$1,943

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	35

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(j)	Represents the current yield as of report date.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investment and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$579,127,823	—	$579,127,823
Short-Term Securities	$15,208,474	—	—	15,208,474

Total	$15,208,474	$579,127,823	—	$594,336,297

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(88,875,564)	—	$(88,875,564)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	—	$(240,175,564)	—	$(240,175,564)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 5.2%
Auburn University, Refunding RB, Series A:
5.00%, 6/01/29	$5,665	$6,785,877
5.00%, 6/01/31	3,250	3,850,145
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	4,980	5,932,126
6.00%, 6/01/39	10,995	12,988,504
Selma IDB Alabama, RB, International Paper Co., Project, Series A, 5.38%, 12/01/35	1,745	1,902,800

		31,459,452
Arizona — 3.6%
Arizona Board of Regents, Refunding COP, University of Arizona, Series C, 5.00%, 6/01/25	7,755	9,073,815
Arizona Board of Regents, Refunding RB, Arizona State University System, Series A:
5.00%, 7/01/30	3,140	3,727,117
5.00%, 6/01/42	3,000	3,427,470
5.00%, 7/01/42	5,000	5,704,100

		21,932,502
California — 21.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	10,474,132
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/42	450	497,552
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	4,690	5,156,889
Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,435,301
California State Public Works Board, RB, Various Capital Projects, Series G-1 (AGC), 5.25%, 10/01/24	5,000	5,792,450
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	1,450	1,580,297
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	4,000	4,358,920
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,124,130
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,289,696
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	11,289,800
Election of 2008, Series C, 5.25%, 8/01/39	3,675	4,270,607
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,834,900
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,351,874
Los Angeles Unified School District California, GO, Series D, 5.25%, 7/01/25	3,485	4,115,855
Manteca Financing Authority California, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,824,727
5.75%, 12/01/36	3,285	3,783,991
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,883,790
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	3,820	4,575,329
San Diego Public Facilities Financing Authority, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,499,213
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	10,345	11,341,637
State of California, GO, Various Purpose (AGC), 5.50%, 11/01/39	15,000	17,121,000
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	3,020	3,486,681

		128,088,771

Municipal Bonds	Par (000)	Value

Colorado — 1.2%
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	$5,925	$7,050,987
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A (NPFGC), 5.00%, 10/01/38	1,000	1,134,630
Florida — 6.6%
City of Jacksonville Florida, Refunding RB:
Sales Tax Revenue, Better Jacksonville (AGM), 5.00%, 10/01/29	3,500	4,072,005
Sales Tax Revenue, Better Jacksonville, Series A, 5.00%, 10/01/30	3,500	4,032,700
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	4,600	5,079,366
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (NPFGC), 6.00%, 10/01/29	8,000	8,017,760
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	3,500	3,804,500
Florida Housing Finance Corp., RB, Waverly Apartments, Series C-1, AMT, (AGM), 6.30%, 7/01/30	2,055	2,058,802
Florida Housing Finance Corp., Refunding RB, AMT (NPFGC) Homeowner Mortgage, Series 2:
5.75%, 7/01/14	265	265,758
5.90%, 7/01/29	5,610	5,674,122
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	775	840,953
Miami-Dade County Housing Finance Authority Florida, RB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,189,064
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/29	3,360	3,820,723

		39,855,753
Illinois — 18.0%
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	6,370	7,429,203
5.00%, 12/01/42	8,750	9,533,125
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	1,620	2,014,729
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,459,215
Sales Tax Receipts Revenue, 5.25%, 12/01/36	1,960	2,242,260
Sales Tax Receipts Revenue, 5.25%, 12/01/40	5,515	6,290,464
City of Chicago Illinois, RB:
O’Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	7,395	8,705,246
O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	16,800	20,798,568
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, General, Third Lien, Series C, 5.25%, 1/01/35	2,805	3,144,966
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	2,445	2,797,716
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	1,790	2,049,156
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	840	961,615
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,692,480
University of Chicago, Series B, 5.50%, 7/01/37	10,000	12,009,400
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 5.00%, 12/15/28	4,645	5,423,502

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	37

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$4,365	$5,091,249
6.00%, 6/01/28	1,245	1,459,327
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/26	5,625	6,537,881

		108,640,102
Indiana — 3.4%
Indiana Finance Authority Waste Water Utility, RB, First Lien, CWA Authority, Series A, 5.00%, 10/01/41	4,080	4,566,050
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,994,083

		20,560,133
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligation Group, Series A, 5.00%, 11/15/32	7,290	8,370,451
Kentucky — 0.4%
The Turnpike Authority of Kentucky, RB, Revitalization Projects, Series A, 5.00%, 7/01/29	2,235	2,693,398
Louisiana — 0.2%
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	597,690
Series A-2, 6.00%, 1/01/23	720	860,674

		1,458,364
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	2,090	2,433,909
Michigan — 6.0%
City of Detroit Michigan, RB (AGM), Senior Lien, Series B:
6.25%, 7/01/36	6,320	7,363,622
7.50%, 7/01/33	2,780	3,496,656
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	9,055	10,844,087
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,795,747
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	7,434,929

		35,935,041
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,823,372
Mississippi — 2.7%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, Series A, 5.00%, 6/01/41	5,380	6,065,197
Mississippi Development Bank, Refunding RB, City of Jacksonville Mississippi Water & Sewer System Project, Special Obligation, Series A (AGM), 5.00%, 9/01/30	9,030	10,495,569

		16,560,766
Nebraska — 0.8%
Nebraska Investment Finance Authority, Refunding RB, Series A:
5.90%, 9/01/36	3,650	4,206,588
6.05%, 9/01/41	770	784,900

		4,991,488

Municipal Bonds	Par (000)	Value

Nevada — 4.2%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	$5,850	$7,090,785
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	11,475	12,873,802
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	5,310	5,606,086

		25,570,673
New Jersey — 3.7%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	7,229,430
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	5,195,386
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	6,320,341
Series B, 5.25%, 6/15/36	2,960	3,414,182

		22,159,339
New York — 11.9%
Metropolitan Transportation Authority, RB, Transportation, Series E, 5.00%, 11/15/42	1,500	1,676,595
Metropolitan Transportation Authority, Refunding RB, Transportation, Series C, 5.00%, 11/15/28	5,500	6,476,525
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,628,600
Series FF-2, 5.50%, 6/15/40	4,000	4,698,440
Water & Sewer System, Second General Resolution, Fiscal 2011, Series EE, 5.38%, 6/15/43	3,475	4,070,962
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,786,000
Future Tax Secured, Subseries E-1, 5.00%, 2/01/42	7,210	8,264,102
Sub-Future Tax Secured, Series C, 5.00%, 11/01/39	4,865	5,602,972
Sub-Series S-2A, 5.00%, 7/15/30	7,110	8,312,799
New York State Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	9,900	11,416,383
5.00%, 3/15/42	4,100	4,680,765
New York State Thruway Authority, RB, General, Series I, 5.00%, 1/01/37	2,890	3,259,487

		71,873,630
North Carolina — 1.9%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/32	6,305	7,306,045
University of North Carolina, Refunding RB, 5.00%, 4/01/28	3,275	3,867,840

		11,173,885
Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	4,945	5,628,646
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Children’s Hospital Philadelphia, Series D, 5.00%, 7/01/32	3,785	4,374,817

		10,003,463
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	6,610	7,799,337

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

South Carolina — 0.8%
City of North Charleston South Carolina, RB, Public Facilities Corp. Installment Purchase, 5.00%, 6/01/35	$4,205	$4,751,692
Texas — 17.4%
City of Austin Texas, Refunding RB, Series A (AGM), 5.00%, 11/15/28	3,360	3,952,301
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	15,436,723
6.00%, 11/15/36	9,435	11,429,182
5.38%, 11/15/38	5,000	5,778,650
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	10,110	11,464,942
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.25%, 10/01/29	2,900	3,412,720
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,873,365
Katy ISD, GO, Refunding, School Building, Series A (PSF-GTD), 5.00%, 2/15/42	3,505	4,081,502
Lamar Texas Consolidated ISD, GO, Refunding, School House, Series A, 5.00%, 2/15/45	4,175	4,831,894
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,500	4,155,305
North Texas Tollway Authority, Refunding RB, System, First Tier:
(AGM), 6.00%, 1/01/43	5,555	6,648,613
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,868,010
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	2,077,980
Texas State Turnpike Authority, RB, Central Texas Turnpike System, First Tier, Series A (AMBAC), 5.00%, 8/15/42	4,165	4,166,166
Texas Tech University, Refunding RB, Improvement Bonds, 14th Series A, 5.00%, 8/15/32	1,500	1,759,770
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	8,495	9,923,859

		104,860,982
Virginia — 2.6%
Fairfax County IDA, RB, Health Care, Inova Health System Project, Series A, 5.00%, 5/15/40	3,230	3,594,667
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	4,300	5,351,823
Virginia Resources Authority, RB, Series A-1, 5.00%, 11/01/42	5,770	6,708,606

		15,655,096
Washington — 1.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,894,806
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	3,290	3,852,919

		8,747,725
West Virginia — 1.2%
West Virginia Economic Development Authority, RB, Series A, 5.00%, 6/15/40	6,490	7,251,472
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	5,800	6,431,156
Total Municipal Bonds — 122.6%		739,267,569

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

Alabama — 1.1%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$6,500	$6,898,580
California — 2.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	9,082,440
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,707,128

		11,789,568
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	3,381	4,109,788
Florida — 3.0%
County of Miami-Dade Florida, RB, Transit System, Sales Surtax, 5.00%, 7/01/42	3,060	3,444,367
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,590,309
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	3,120	3,323,798

		18,358,474
Illinois — 2.2%
Chicago Transit Authority, Refunding RB, Federal Transit Administration Section 5309 (AGM), 5.00%, 6/01/28	7,737	8,530,184
City of Chicago Illinois, Refunding RB, Second Lien, Water Project, 5.00%, 11/01/42	4,358	4,961,130

		13,491,314
Indiana — 1.7%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,566,292
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	467,786
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Senior-Series B, 5.00%, 10/15/41	9,440	10,887,813
Nevada — 2.7%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	9,842,480
Series B, 5.50%, 7/01/29	5,008	6,195,137

		16,037,617
New Jersey — 3.7%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	4,350	5,125,388
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	8,166,573
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGM), 5.00%, 12/15/32	8,000	9,162,000

		22,453,961
New York — 13.9%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,249	10,849,515
New York City Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 6/15/45	11,236	12,842,959
Series FF-2, 5.50%, 6/15/40	4,994	5,865,792

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (a)	Par (000)	Value

New York (concluded)
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	$5,619	$6,326,123
Future Tax Secured, Sub-Series E1, 5.00%, 2/01/42	5,439	6,234,067
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	13,950	15,978,190
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	8,200	9,704,618
New York State Dormitory Authority, ERB, Short Term Personal Income, Tax Revenue Education, Series B, 5.25%, 3/15/38	13,500	15,777,585

		83,578,849
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Sales Tax, Series C, 5.25%, 8/01/40	5,590	6,215,996
Texas — 6.4%
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	12,027	14,007,644
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,444,897
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	11,250	12,857,962

		38,310,503
Utah — 1.2%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,373	6,954,891
Washington — 1.7%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	8,698	10,105,456
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.2%		260,226,888
Total Long-Term Investments (Cost — $907,633,203) — 165.8%		999,494,457

Short-Term Securities
Alabama — 0.1%
Eutaw Industrial Development Board, Refunding RB, VRDN, Alabama Power Company Project, 0.18%, 9/04/12 (d)	600	600,000

	Shares
Money Market Funds — 0.1%
FFI Institutional Tax-Exempt Fund, 0.01% (b)(c)	687,432	687,432
Total Short-Term Securities (Cost — $1,287,432) — 0.2%		1,287,432
Total Investments (Cost — $908,920,635) — 166.0%		1,000,781,889
Other Assets Less Liabilities — 1.3%		7,984,663
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.8)%		(131,386,571)
VRDP Shares, at Liquidation Value — (45.5)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$602,779,981

(a)	Securities represent bonds transferred to a TOB in exchange for which the Trust’s acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(b)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	22,122,505	(21,434,965)	687,432	$3,054

(c)	Represents the current yield as of report date.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	—	$999,494,457	—	$999,494,457
Short-Term Securities	$687,432	600,000	—	1,287,432

Total	$687,432	$1,000,094,457	—	$1,000,781,889

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,386)	—	$(2,386)
TOB trust certificates	—	(131,323,057)	—	(131,323,057)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	—	$(405,925,443)	—	$(405,925,443)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments August 31, 2012	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.9%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$7,610	$8,822,958
Camden IDB Alabama, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	2,550	2,737,425
Selma IDB Alabama, RB:
Gulf Opportunity Zone, International Paper, 5.80%, 5/01/34	1,850	2,061,436
International Paper Co., Series A, 5.38%, 12/01/35	1,000	1,090,430
Selma IDB Alabama, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,174,050

		19,886,299
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	1,007,038
Arizona — 3.9%
Maricopa County IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	4,100	2,879,143
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,656,895
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,206,780
Pima County IDA, RB:
Arizona Charter School Project, Series E, 7.25%, 7/01/31	1,995	2,002,322
Charter Schools, Series I, 6.75%, 7/01/21	630	632,211
Pima County IDA, Refunding RB, Arizona Charter, Series I (a)(b):
6.10%, 7/01/13	110	114,983
6.10%, 7/01/13	370	389,965
6.30%, 7/01/13	230	240,801
6.30%, 7/01/13	740	782,520
Salt River Project Agricultural Improvement & Power Distribution, Refunding RB, Electrical System, Series A, 5.00%, 12/01/31	7,000	8,431,710
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	5,335,350

		26,672,680
California — 10.5%
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 11/15/40	2,800	3,074,764
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	3,750	4,123,313
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,710,928
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,245,617
State Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,763,500
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	2,165	2,242,161
California State Public Works Board, RB, Department of Mental Health, Coalinga, Series A:
5.50%, 12/01/13 (a)	6,000	6,390,300
5.13%, 6/01/29	10,435	10,817,025
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 4/01/13 (a)	4,240	4,383,524
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,170	4,544,174
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	1,200	1,351,200

Municipal Bonds	Par (000)	Value

California (concluded)
Golden State Tobacco Securitization Corp. California, RB, Asset-Backed, Series A-3, 7.88%, 6/01/13 (a)	$5,725	$6,051,611
Poway Unified School District, GO, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 5.23%, 8/01/46 (c)	15,000	2,603,850
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	12,088,140

		71,390,107
Colorado — 0.9%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,959,325
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	3,067,170
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	439,501

		6,465,996
Connecticut — 1.7%
State of Connecticut, GO, Refunding, Series C, 5.00%, 6/01/23	9,000	11,307,150
Delaware — 0.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,500	1,712,880
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	455,653
5.25%, 10/01/44	650	719,940

		1,175,593
Florida — 4.9%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,584,058
Series B-1, 5.63%, 7/01/38	5,000	5,660,200
County of Miami-Dade Florida, Refunding RB, Miami International Airport:
AMT (AGC), 5.00%, 10/01/40	10,000	10,497,800
Series A-1, 5.38%, 10/01/41	10,290	11,692,115

		33,434,173
Georgia — 2.1%
City of Atlanta Georgia, Refunding RB, General, Series B, AMT, 5.00%, 1/01/29	1,070	1,190,000
DeKalb County Hospital Authority Georgia, Refunding RB, Dekalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	4,116,710
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,683,574
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18 (d)	250	262,563
6.60%, 1/01/18	4,530	5,046,601

		14,299,448
Hawaii — 0.9%
Hawaii State Harbor, RB, Series A, 5.25%, 7/01/35	5,000	5,885,750
Illinois — 11.6%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	6,670	7,779,087
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	2,110	2,413,861
City of Chicago Illinois, RB, O’Hare International Airport, Third Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	18,043,653

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	41

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	$9,700	$11,406,812
Community, 6.50%, 7/01/22	1,060	973,250
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,000	10,560,150
OSF Healthcare System, Series A, 6.00%, 5/15/39	5,060	5,815,458
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,100,337
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	3,040	3,663,717
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,973,280
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,013,600

		78,743,205
Indiana — 2.5%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	9,520,147
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	7,120	7,430,076

		16,950,223
Iowa — 0.1%
Iowa Tobacco Settlement Authority, RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,000	917,520
Kentucky — 1.2%
County of Owen Kentucky, RB, Kentucky American Water Co., Series B, 5.63%, 9/01/39	1,000	1,078,740
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	2,000	2,366,360
6.50%, 3/01/45	4,000	4,757,280

		8,202,380
Louisiana — 0.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	2,615	3,038,761
Parish of St. Charles Louisiana, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	2,210	2,371,374

		5,410,135
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,429,950
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	1,190	1,226,521

		6,656,471
Maryland — 1.8%
Maryland Community Development Administration, RB, AMT, 5.10%, 9/01/37	1,835	1,912,015
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,343,762
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 6.25%, 1/01/41	2,000	2,282,620
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,273,943
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,293,704

		12,106,044

Municipal Bonds	Par (000)	Value

Massachusetts — 5.7%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	$3,010	$3,605,950
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	2,800	3,260,740
Massachusetts HFA, RB, AMT:
S/F, Series 130, 5.00%, 12/01/32	2,500	2,594,700
Series A, 5.20%, 12/01/37	2,865	2,968,283
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	7,019,701
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (d)	16,000	19,275,360

		38,724,734
Michigan — 3.9%
City of Detroit Michigan, RB, Second Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,912,825
7.00%, 7/01/36	1,250	1,515,462
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	8,427,954
McLaren Health Care, 5.75%, 5/15/38	7,285	8,133,630
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	5,273,912

		26,263,783
Minnesota — 0.5%
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B, 5.25%, 3/01/31	3,000	3,384,990
Mississippi — 4.9%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	10,594,822
Series B, 6.70%, 4/01/22	4,500	5,154,480
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project:
5.88%, 4/01/22	15,000	15,042,750
5.90%, 5/01/22	2,250	2,256,413

		33,048,465
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,432,314
Omaha Nebraska Public Power District, Series B, 5.00%, 2/01/36	4,000	4,603,920

		11,036,234
Nevada — 0.8%
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	5,000	5,735,750
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,300	2,463,277
New Jersey — 5.0%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (a)	3,695	4,052,861
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/25	990	1,114,057
School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	11,313,200
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,300	1,457,261
New Jersey Transportation Trust Fund Authority, RB, Transportation System, 5.50%, 6/15/31	8,000	9,507,520
Tobacco Settlement Financing Corp. New Jersey, RB, 7.00%, 6/01/41 (a)	5,980	6,283,186

		33,728,085

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 4.8%
Metropolitan Transportation Authority, RB, Series 2008C:
6.25%, 11/15/23	$3,245	$4,120,826
6.50%, 11/15/28	14,925	19,126,835
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/42	4,215	4,732,349
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	3,165	3,680,737
Rochester Housing Authority, RB, College Andrews Terrace Apartments, AMT (Ginnie Mae), 4.70%, 12/20/38	1,000	1,030,160

		32,690,907
North Carolina — 1.0%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,717,857
North Carolina Medical Care Commission, Refunding RB, Wakemed, Series A, 4.13%, 10/01/38	2,730	2,802,509

		6,520,366
Ohio — 0.5%
Buckeye Tobacco Settlement Financing Authority, RB, Senior, Series A-2, 6.50%, 6/01/47	1,125	996,311
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,387,603

		3,383,914
Oregon — 0.7%
City of Tigard Washington County Oregon, Refunding RB, Water System:
5.00%, 8/01/37	2,000	2,320,380
5.00%, 8/01/42	2,335	2,702,576

		5,022,956
Pennsylvania — 0.9%
Chester County IDA, RB, Aqua Pennsylvania Inc. Project, Series A, AMT (NPFGC), 5.00%, 2/01/40	540	568,571
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	214,295
Pennsylvania Economic Development Financing Authority, Refunding RB, Aqua Pennsylvania, Inc. Project, Series A, AMT, 5.00%, 12/01/34	2,780	3,068,036
Philadelphia Authority for Industrial Development, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,000	1,023,340
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,386,626

		6,260,868
Puerto Rico — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	13,000	15,339,090
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.57%, 8/01/41 (c)	10,000	2,040,300

		17,379,390
South Carolina — 0.9%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,031,800
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,171,800

		6,203,600

Municipal Bonds	Par (000)	Value

Texas — 11.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	$3,055	$424,003
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	11,460	11,598,208
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,164,510
6.00%, 1/01/41	4,300	5,000,083
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	4,013,800
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	3,500	4,346,335
7.25%, 12/01/35	5,400	6,744,114
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,690	1,712,663
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., 6.25%, 8/15/39	925	1,075,239
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,871,728
Matagorda County Navigation District No. 1 Texas, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (e)	9,355	9,799,737
North Texas Education Finance Corporation, ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,056,910
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	3,500	4,025,175
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,903,250
Texas Department of Housing & Community Affairs, Refunding RB, Series A, AMT, 5.00%, 7/01/34	1,230	1,234,981
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,652,424
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	12,202,900

		79,826,060
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	420	425,405
Virginia — 2.9%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	3,550	3,554,012
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,567,956
Fairfax County EDA, Refunding RB Goodwin House, Inc.:
5.13%, 10/01/37	2,000	2,055,240
5.13%, 10/01/42	6,015	6,161,946
Virginia HDA, Refunding RB, Sub-Series A3, AMT, 5.05%, 7/01/26	1,325	1,414,318
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing Operation LLC Project, AMT, 6.00%, 1/01/37	2,620	3,001,079

		19,754,551

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	43

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 4.2%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	$14,320	$17,755,081
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	2,175	2,178,328
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	8,349,600

		28,283,009
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.63%, 9/01/32	2,500	2,744,300
Wisconsin — 1.3%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	1,475	1,494,898
Wisconsin Health & Educational Facilities Authority, RB:
Hudson Memorial Hospital (FHA), 5.70%, 1/15/29	4,500	4,516,560
SynergyHealth, Inc., 6.00%, 11/15/32	3,040	3,168,957

		9,180,415
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	4,500	5,128,155
Total Municipal Bonds – 103.0%		699,412,306

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.6%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	3,500	4,062,205
California — 5.1%
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,586	11,656,803
University of California, RB, Series O, 5.25%, 5/15/39	20,000	22,844,600

		34,501,403
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	13,812,360
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	7,495	8,754,620
Florida — 4.5%
County of Miami-Dade Florida, RB:
Transit System Sales tax Revenue, 5.00%, 7/01/42	3,750	4,221,038
Water & Sewer System (AGM), 5.00%, 10/01/39	14,747	16,445,984
Miami-Dade County Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	8,900	9,884,607

		30,551,629
Illinois — 3.9%
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	4,640	5,197,728
Second Lien (AGM), 5.25%, 11/01/33	1,330	1,529,965
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	12,303,900
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,763,955

		26,795,548

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Kentucky — 5.0%
Kentucky Economic Development Finance Authority, Refunding RB, St. Elizabeth, Series A, 5.50%, 5/01/39	$8,003	$8,976,682
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	5,950	6,209,182
Lexington-Fayette Urban County Airport Board, Refunding RB, Series A, 5.00%, 7/01/27	7,001	7,952,987
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	10,921,269

		34,060,120
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	4,710	5,213,122
Nevada — 2.9%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	15,789	19,795,221
New York — 8.0%
New York City Municipal Water Finance Authority, Refunding RB:
Series FF-2, 5.50%, 6/15/40	4,154	4,879,352
Water & Sewer System, Series DD, 5.00%, 6/15/37	24,199	27,322,665
New York City Transitional Finance Authority, RB, 5.00%, 2/01/42	8,898	10,199,118
New York Liberty Development Corp., Refunding RB, World Trade Center Project, 5.75%, 11/15/51	10,000	11,834,900

		54,236,035
North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	14,120,543
Wake Forest University, 5.00%, 1/01/38	5,000	5,584,950

		19,705,493
Ohio — 3.5%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	2,870	3,167,188
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	5,470	6,212,662
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,859,272
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	8,500	9,638,405

		23,877,527
Oregon — 2.0%
Oregon State Housing & Community Services Department, HRB, Series A, AMT, 4.95%, 7/01/30	13,000	13,820,006
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	3,019	3,241,496
Texas — 9.1%
City of Houston Texas, Refunding RB, Texas Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,421,228
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (d)	20,970	27,927,846
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,499,981

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2012

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Texas (concluded)
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	$6,072	$6,384,432
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	5,667	6,389,895

		61,623,382
Virginia — 2.6%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,394,496
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,516,184
Virginia State Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,001	9,420,302

		17,330,982
Washington — 4.2%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,695,975
5.00%, 11/01/36	6,000	6,835,170
(AGM), 5.00%, 11/01/32	14,007	16,014,252

		28,545,397
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	6,099	6,755,161
Total Municipal Bonds Transferred to Tender Option Bond Trusts – 59.9%		406,681,707
Total Long-Term Investments (Cost — $989,785,235) — 162.9%		1,106,094,013

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.01%(g)(h)	6,562,755	6,562,755
Total Short-Term Securities (Cost — $6,562,755) — 0.9%		6,562,755
Total Investments (Cost — $996,347,990) — 163.8%		1,112,656,768
Other Assets Less Liabilities — 1.4%		9,697,611
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.3)%		(199,347,091)
VMTP Shares, at Liquidation Value — (35.9)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$679,207,288

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2011	Net Activity	Shares Held at August 31, 2012	Income
FFI Institutional Tax-Exempt Fund	44,571,921	(38,009,166)	6,562,755	$983

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,106,094,013	—	$1,106,094,013
Short-Term Securities	$6,562,755	—	—	6,562,755

Total	$6,562,755	$1,106,094,013	—	$1,112,656,768

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(3,205)	—	$(3,205)
TOB trust certificates	—	(199,256,446)	—	(199,256,446)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	—	$(443,059,651)	—	$(443,059,651)

There were no transfers between levels during the year ended August 31, 2012.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	45

Statements of Assets and Liabilities

August 31, 2012	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$91,783,261	$277,740,144	$220,972,342	$659,064,214	$579,127,823	$1,000,094,457	$1,106,094,013
Investments at value — affiliated[2]	159,677	583,607	908,400	4,404,456	15,208,474	687,432	6,562,755
Cash	569,822	—	—	—	—	—	—
Interest receivable	854,078	2,944,189	2,116,823	6,145,810	6,632,399	10,666,614	13,785,705
Investments sold receivable	117,103	3,850,097	—	235,000	18,927,078	665,000	112,083
Deferred offering costs	167,601	135,956	111,562	184,064	201,317	477,298	295,702
TOB trust receivable	—	1,185,000	—	—	—	—	—
Prepaid expenses	1,917	5,822	4,712	14,358	15,049	10,851	11,905

Total assets	93,653,459	286,444,815	224,113,839	670,047,902	620,112,140	1,012,601,652	1,126,862,163

Accrued Liabilities
Bank overdraft	—	—	—	—	—	2,386	3,205
Investments purchased payable	569,822	14,716,581	—	—	676,973	—	—
Income dividends payable — Common Shares	270,358	876,399	634,157	2,057,293	1,989,160	2,888,781	3,753,650
Investment advisory fees payable	44,565	148,080	103,498	309,884	284,768	429,166	474,296
Officer’s and Trustees’ fees payable	6,581	24,550	15,341	60,108	56,129	144,437	140,219
Interest expense and fees payable	6,573	5,261	14,200	44,843	41,914	54,962	90,971
Other accrued expenses payable	39,804	69,423	62,714	136,959	113,269	378,882	136,088

Total accrued liabilities	937,703	15,840,294	829,910	2,609,087	3,162,213	3,898,614	4,598,429

Other Liabilities
TOB trust certificates	18,585,072	14,488,936	36,496,695	105,454,247	88,875,564	131,323,057	199,256,446
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000	151,300,000	—	243,800,000

Total other liabilities	36,385,072	94,388,936	78,696,695	242,654,247	240,175,564	405,923,057	443,056,446

Total liabilities	37,322,775	110,229,230	79,526,605	245,263,334	243,337,777	409,821,671	447,654,875

Net Assets Applicable to Common Shareholders	$56,330,684	$176,215,585	$144,587,234	$424,784,568	$376,774,363	$602,779,981	$679,207,288

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,276,119	$149,226,803	$124,091,685	$374,341,302	$332,039,578	$525,214,153	$578,029,971
Undistributed net investment income	764,964	3,101,192	1,568,617	6,655,953	7,391,750	7,627,074	13,699,608
Accumulated net realized gain (loss)	(1,821,700)	484,626	(1,015,319)	(17,912,203)	(12,752,062)	(21,922,500)	(28,831,069)
Net unrealized appreciation/depreciation	10,111,301	23,402,964	19,942,251	61,699,516	50,095,097	91,861,254	116,308,778

Net Assets Applicable to Common Shareholders	$56,330,684	$176,215,585	$144,587,234	$424,784,568	$376,774,363	$602,779,981	$679,207,288

Net asset value per Common Share	$16.88	$16.79	$16.53	$16.11	$16.10	$15.96	$10.68

[1] Investments at cost — unaffiliated	$81,671,960	$254,337,180	$201,030,091	$597,364,698	$529,032,726	$908,233,203	$989,785,235

[2] Investments at cost — affiliated	$159,677	$583,607	$908,400	$4,404,456	$15,208,474	$687,432	$6,562,755

[3] VRDP/VMTP Shares outstanding:
Par value $0.001 per share	178	799	422	1,372	1,513	—	—

Par value $0.10 per share	—	—	—	—	—	2,746	2,438

[4] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million

[5] Common Shares outstanding	3,337,747	10,495,797	8,746,994	26,375,554	23,401,885	37,761,848	63,621,184

[6] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10

[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2012

Statements of Operations

Year Ended August 31, 2012	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest	$4,171,962	$13,253,506	$9,269,409	$30,320,083	$28,949,132	$42,843,122	$53,334,575
Income — affiliated	588	1,592	1,354	4,041	4,213	8,191	6,435

Total income	4,172,550	13,255,098	9,270,763	30,324,124	28,953,345	42,851,313	53,341,010

Expenses
Investment advisory	566,998	1,659,345	1,142,966	3,483,868	3,156,113	5,183,434	5,358,873
Liquidity fees	141,810	—	—	—	—	1,963,125	—
Professional	85,695	124,945	111,919	136,464	104,974	247,341	266,038
Accounting services	25,137	52,664	50,505	74,775	75,309	135,855	152,301
Remarketing fees on Preferred Shares	18,866	32,105	13,339	51,578	79,921	275,353	124,358
Transfer agent	17,509	22,987	11,140	28,838	31,556	45,235	85,988
Printing	10,744	19,868	19,161	39,533	33,000	22,670	22,960
Custodian	9,570	18,490	16,444	33,030	31,048	45,399	40,531
Registration	9,173	9,370	9,180	9,334	10,061	12,907	27,292
Officer and Trustees	7,877	24,927	18,073	60,866	54,964	91,540	110,619
Miscellaneous	62,308	60,841	58,397	88,093	84,226	228,178	100,293

Total expenses excluding interest expense, fees and amortization of offering costs	955,687	2,025,542	1,451,124	4,006,379	3,661,172	8,251,037	6,289,253
Interest expense, fees and amortization of offering costs[1]	210,105	765,831	584,428	1,848,636	1,807,198	2,365,229	3,407,112

Total expenses	1,165,792	2,791,373	2,035,552	5,855,015	5,468,370	10,616,266	9,696,365
Less fees waived by Manager	(47,693)	(84,858)	(1,864)	(4,090)	(265,184)	(400,494)	(12,236)

Total expenses after fees waived	1,118,099	2,706,515	2,033,688	5,850,925	5,203,186	10,215,772	9,684,129

Net investment income	3,054,451	10,548,583	7,237,075	24,473,199	23,750,159	32,635,541	43,656,881

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,502,014	3,829,377	5,894,760	943,165	6,424,219	22,577,087	1,658,956
Financial futures contracts	(180,472)	(473,969)	(472,524)	(1,007,473)	(1,131,936)	(1,960,787)	(2,332,409)

	1,321,542	3,355,408	5,422,236	(64,308)	5,292,283	20,616,300	(673,453)

Net change in unrealized appreciation/depreciation on:
Investments	6,223,137	21,519,646	12,882,103	53,361,563	44,851,051	55,346,514	73,804,188
Financial futures contracts	(5,005)	–	(11,439)	(33,960)	(72,641)	(44,684)	—

	6,218,132	21,519,646	12,870,664	53,327,603	44,778,410	55,301,830	73,804,188

Total realized and unrealized gain	7,539,674	24,875,054	18,292,900	53,263,295	50,070,693	75,918,130	73,130,735

Dividends to AMPS Shareholders From
Net investment income	(4,325)	(62,496)	(33,384)	(107,278)	(117,936)	—	(329,136)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$10,589,800	$35,361,141	$25,496,591	$77,629,216	$73,702,916	$108,553,671	$116,458,480

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	47

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$3,054,451	$3,434,053	$10,548,583	$11,953,029
Net realized gain (loss)	1,321,542	(1,056,667)	3,355,408	(19,199)
Net change in unrealized appreciation/depreciation	6,218,132	(1,898,672)	21,519,646	(9,146,768)
Dividends to AMPS Shareholders from net investment income	(4,325)	(63,456)	(62,496)	(283,174)

Net increase in net assets applicable to Common Shareholders resulting from operations	10,589,800	415,258	35,361,141	2,503,888

Dividends to Common Shareholders From
Net investment income	(3,243,174)	(3,197,548)	(11,124,545)	(10,954,081)

Capital Share Transactions
Reinvestment of common dividends	42,858	15,928	507,794	705,295

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,389,484	(2,766,362)	24,744,390	(7,744,898)
Beginning of year	48,941,200	51,707,562	151,471,195	159,216,093

End of year	$56,330,684	$48,941,200	$176,215,585	$151,471,195

Undistributed net investment income	$764,964	$972,385	$3,101,192	$3,704,555

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$7,237,075	$7,967,185	$24,473,199	$25,473,469
Net realized gain (loss)	5,422,236	(956,695)	(64,308)	(4,079,037)
Net change in unrealized appreciation/depreciation	12,870,664	(4,113,345)	53,327,603	(10,929,775)
Dividends to AMPS Shareholders from net investment income	(33,384)	(151,046)	(107,278)	(487,609)

Net increase in net assets applicable to Common Shareholders resulting from operations	25,496,591	2,746,099	77,629,216	9,977,048

Dividends to Common Shareholders From
Net investment income	(7,765,376)	(7,789,105)	(24,509,724)	(24,311,680)

Capital Share Transactions
Reinvestment of common dividends	73,423	53,170	650,769	786,119

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,804,638	(4,989,836)	53,770,261	(13,548,513)
Beginning of year	126,782,596	131,772,432	371,014,307	384,562,820

End of year	$144,587,234	$126,782,596	$424,784,568	$371,014,307

Undistributed net investment income	$1,568,617	$2,196,256	$6,655,953	$7,240,631

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2012

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011	2012	2011

Operations
Net investment income	$23,750,159	$25,170,419	$32,635,541	$35,772,211
Net realized gain (loss)	5,292,283	(1,929,140)	20,616,300	(14,391,578)
Net change in unrealized appreciation/depreciation	44,778,410	(15,031,363)	55,301,830	(11,924,556)
Dividends to AMPS Shareholders from net investment income	(117,936)	(537,485)	—	(903,388)

Net increase in net assets applicable to Common Shareholders resulting from operations	73,702,916	7,672,431	108,553,671	8,552,689

Dividends to Shareholders From
Net investment income	(23,633,307)	(23,242,731)	(34,641,859)	(34,274,513)

Capital Share Transactions
Reinvestment of common dividends	991,824	1,014,192	695,306	528,154

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	51,061,433	(14,556,108)	74,607,118	(25,193,670)
Beginning of year	325,712,930	340,269,038	528,172,863	553,366,533

End of year	$376,774,363	$325,712,930	$602,779,981	$528,172,863

Undistributed net investment income	$7,391,750	$7,319,075	$7,627,074	$9,718,432

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2012	2011

Operations
Net investment income	$43,656,881	$46,141,071
Net realized loss	(673,453)	(8,945,246)
Net change in unrealized appreciation/depreciation	73,804,188	(20,763,919)
Dividends to AMPS Shareholders from net investment income	(329,136)	(1,048,890)

Net increase in net assets applicable to Common Shareholders resulting from operations	116,458,480	15,383,016

Dividends to Common Shareholders From
Net investment income	(44,898,307)	(44,113,394)

Capital Share Transactions
Reinvestment of common dividends	5,413,084	5,769,177

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	76,973,257	(22,961,201)
Beginning of year	602,234,031	625,195,232

End of year	$679,207,288	$602,234,031

Undistributed net investment income	$13,699,608	$15,202,097

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	49

Statements of Cash Flows

Year Ended August 31, 2012	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$10,594,125	$35,423,637	$25,529,975	$77,736,494	$73,820,852	$108,553,671	$116,787,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	112,342	153,973	(27,133)	(276,671)	310,602	116,256	(581,881)
Decrease in cash pledged as collateral for financial futures contracts	38,280	175,000	57,300	170,000	205,000	200,000	—
Decrease in other assets	4,108	19,360	12,654	50,477	46,067	95,098	103,651
Decrease in margin variation receivable	4,978	—	11,379	33,780	19,141	44,445	—
Decrease in income receivable – affiliated	16	78	51	206	189	377	482
Decrease in prepaid expenses	1,882	23,321	17,549	33,252	34,540	17,078	48,038
Increase in investment advisory fees payable	2,255	25,865	14,547	32,676	63,712	48,200	41,801
Increase (decrease) in interest expense and fees payable	(2,142)	417	(626)	(2,198)	16,091	(2,872)	(20,777)
Increase (decrease) in other accrued expenses payable	3,661	(60,399)	(24,948)	(46,912)	(61,544)	(85,996)	(39,451)
Increase in Officer’s and Trustees’ fees payable	878	2,808	115	6,535	5,356	43,781	31,526
Net realized and unrealized gain on investments	(7,725,151)	(25,349,023)	(18,776,863)	(54,355,205)	(51,321,337)	(78,018,699)	(75,566,795)
Amortization of premium and accretion of discount on investments	106,535	(1,575,357)	567,617	(3,272,118)	(1,036,859)	2,390,397	1,186,540
Amortization of deferred offering costs	30,159	32,362	26,353	43,929	48,404	583,534	70,326
Proceeds from sales of long-term investments	31,326,298	111,997,912	106,677,492	103,894,346	115,712,254	413,811,806	113,542,122
Purchases of long-term investments	(34,823,267)	(117,539,636)	(128,478,415)	(120,733,100)	(160,525,708)	(490,804,427)	(179,419,479)
Net proceeds from sales (purchases) of short-term securities	2,038,848	1,664,341	8,121,841	1,416,781	211,991	20,835,073	38,009,166

Cash provided by (used for) operating activities	1,713,805	4,994,659	(6,271,112)	4,732,272	(22,451,249)	(22,172,278)	14,192,885

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	5,179,047	5,904,788	23,775,428	31,495,157	45,424,847	64,603,035	26,752,626
Cash payments for TOB trust certificates	(2,869,807)	—	(9,544,999)	(12,005,000)	—	(8,245,037)	(747,027)
Cash payments on redemption of AMPS	(17,850,000)	(79,900,000)	(42,275,000)	(137,250,000)	(151,300,000)	—	(243,825,000)
Cash receipts from issuance of VMTP Shares	—	79,900,000	42,200,000	137,200,000	151,300,000	—	243,800,000
Cash receipts from issuance of VRDP Shares	17,800,000	—	—	—	—	—	—
Cash payments for offering costs	(197,760)	(168,318)	(137,915)	(227,993)	(249,721)	(327,616)	(366,028)
Cash dividends paid to Common Shareholders	(3,200,094)	(10,666,314)	(7,709,096)	(23,829,267)	(22,600,900)	(33,943,017)	(39,453,523)
Cash dividends paid to AMPS Shareholders	(5,369)	(64,815)	(34,091)	(111,483)	(122,977)	—	(344,476)
Increase (decrease) in bank overdraft	—	—	(3,215)	(3,686)	—	2,386	(9,457)

Cash provided by (used for) financing activities	(1,143,983)	(4,994,659)	6,271,112	(4,732,272)	22,451,249	22,089,751	(14,192,885)

Cash
Net increase (decrease) in cash	569,822	—	—	—	—	(82,527)	—
Cash at beginning of year	—	—	—	—	—	82,527	—

Cash at end of year	$569,822	—	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$182,088	$733,052	$558,701	$1,806,905	$1,742,703	$1,784,567	$3,357,563

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$42,858	$507,794	$73,423	$650,769	$991,824	$695,306	$5,413,084

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.67	$15.51	$14.16	$14.86	$15.45

Net investment income[1]	0.92	1.03	1.02	1.03	1.16
Net realized and unrealized gain (loss)	2.26	(0.89)	1.27	(0.76)	(0.51)
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.02)	(0.13)	(0.30)

Net increase from investment operations	3.18	0.12	2.27	0.14	0.35

Dividends to Common Shareholders from net investment income	(0.97)	(0.96)	(0.92)	(0.84)	(0.94)

Net asset value, end of year	$16.88	$14.67	$15.51	$14.16	$14.86

Market price, end of year	$16.61	$14.22	$15.60	$13.20	$14.28

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	22.36%	1.29%	16.80%	2.43%	2.34%

Based on market price	24.21%	(2.38)%	26.02%	(0.64)%	(3.95)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	2.21%	1.81%	1.57%	1.71%	1.54%

Total expenses after fees waived and before fees paid indirectly[4]	2.12%	1.66%	1.35%	1.36%	1.13%

Total expenses after fees waived and paid indirectly[4]	2.12%	1.66%	1.35%	1.36%	1.13%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.72% [6]	1.39%	1.15%	1.25%	1.09%

Net investment income[4]	5.78%	7.25%	6.92%	7.98%	7.52%

Dividends to AMPS Shareholders	0.01%	0.13%	0.15%	1.01%	1.99%

Net investment income to Common Shareholders	5.77%	7.12%	6.77%	6.97%	5.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$56,331	$48,941	$51,708	$47,203	$49,532

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$17,850	$17,850	$17,850	$26,175

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$17,800	—	—	—	—

Portfolio turnover	36%	25%	47%	71%	30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$93,546	$97,421	$91,112	$72,318

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$416,465	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.42%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	51

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.48	$15.29	$13.23	$13.96	$15.57

Net investment income[1]	1.01	1.14	1.14	1.14	1.23
Net realized and unrealized gain (loss)	2.37	(0.87)	1.97	(0.83)	(1.48)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)	(0.13)	(0.28)
Net realized gain	—	—	—	—	(0.03)

Net increase (decrease) from investment operations	3.37	0.24	3.08	0.18	(0.56)

Dividends and distributions to Common Shareholders from:
Net investment income	(1.06)	(1.05)	(1.02)	(0.91)	(0.95)
Net realized gain	—	—	—	—	(0.10)

Total dividends and distributions to Common Shareholders	(1.06)	(1.05)	(1.02)	(0.91)	(1.05)

Net asset value, end of year	$16.79	$14.48	$15.29	$13.23	$13.96

Market price, end of year	$17.16	$14.86	$15.79	$13.80	$13.89

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	23.96%	2.02%	24.13%	2.52%	(3.77)%

Based on market price	23.45%	1.38%	22.90%	7.48%	(9.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.69%	1.33%	1.29%	1.51%	1.39%

Total expenses after fees waived and before paid indirectly[3]	1.64%	1.19%	1.08%	1.19%	1.01%

Total expenses after fees waived and paid indirectly[3]	1.64%	1.19%	1.08%	1.19%	1.01%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[3,4]	1.18% [5]	1.16%	1.05%	1.10%	0.98%

Net investment income[3]	6.39%	8.15%	8.08%	9.67%	8.25%

Dividends to AMPS Shareholders	0.04%	0.19%	0.22%	1.11%	1.87%

Net investment income to Common Shareholders	6.35%	7.96%	7.86%	8.56%	6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$176,216	$151,471	$159,216	$137,030	$144,116

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$79,900	$79,900	$79,900	$80,500

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	—	—	—	—

Portfolio turnover	46%	27%	51%	46%	27%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$72,394	$74,819	$67,877	$69,766

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$320,545	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[5]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.50	$15.08	$14.06	$14.23	$14.68

Net investment income[1]	0.83	0.91	0.94	0.91	0.99
Net realized and unrealized gain (loss)	2.09	(0.58)	0.95	(0.27)	(0.46)
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.02)	(0.09)	(0.28)

Net increase from investment operations	2.92	0.31	1.87	0.55	0.25

Dividends to Common Shareholders from net investment income	(0.89)	(0.89)	(0.85)	(0.72)	(0.70)

Net asset value, end of year	$16.53	$14.50	$15.08	$14.06	$14.23

Market price, end of year	$16.24	$13.92	$15.64	$13.01	$12.42

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	20.76%	2.62%	13.93%	5.36%	2.22%

Based on market price	23.59%	(5.01)%	27.70%	11.70%	(3.35)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.49%	1.25%	1.23%	1.60%	1.33%

Total expenses after fees waived and before fees paid indirectly[4]	1.49%	1.23%	1.14%	1.40%	1.05%

Total expenses after fees waived and paid indirectly[4]	1.49%	1.23%	1.14%	1.40%	1.05%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.06% [6]	1.09%	0.97%	0.98%	0.91%

Net investment income[4]	5.31%	6.51%	6.54%	7.04%	6.71%

Dividends to AMPS Shareholders	0.02%	0.12%	0.14%	0.66%	1.92%

Net investment income to Common Shareholders	5.29%	6.39%	6.40%	6.38%	4.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$144,587	$126,783	$131,772	$122,825	$124,305

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$42,275	$42,275	$42,275	$44,375

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	—	—	—	—

Portfolio turnover	51%	33%	26%	45%	29%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$99,975	$102,926	$97,637	$95,044

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$442,624	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	53

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.09	$14.64	$13.55	$14.04	$14.82

Net investment income[1]	0.93	0.97	0.96	0.91	1.04
Net realized and unrealized gain (loss)	2.02	(0.58)	1.00	(0.55)	(0.83)
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.02)	(0.02)	(0.10)	(0.26)

Net increase (decrease) from investment operations	2.95	0.37	1.94	0.26	(0.05)

Dividends to Common Shareholders from net investment income	(0.93)	(0.92)	(0.85)	(0.75)	(0.73)

Net asset value, end of year	$16.11	$14.09	$14.64	$13.55	$14.04

Market price, end of year	$16.73	$13.85	$15.26	$13.69	$13.19

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	21.54%	3.09%	14.74%	2.83%	(0.16)%

Based on market price	28.40%	(2.79)%	18.42%	10.58%	(3.13)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.46%	1.25%	1.15%	1.38%	1.24%

Total expenses after fees waived and before paid indirectly[4]	1.46%	1.24%	1.06%	1.20%	0.98%

Total expenses after fees waived and paid indirectly[4]	1.46%	1.24%	1.06%	1.20%	0.98%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	1.00% [6]	1.07%	0.92%	0.93%	0.86%

Net investment income[4]	6.12%	7.15%	6.85%	7.23%	7.08%

Dividends to AMPS Shareholders	0.03%	0.14%	0.15%	0.76%	1.80%

Net investment income to Common Shareholders	6.09%	7.01%	6.70%	6.47%	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$424,785	$371,014	$384,563	$355,334	$368,133

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$137,250	$137,250	$137,250	$149,925

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	—	—	—	—

Portfolio turnover	17%	19%	13%	18%	39%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$92,580	$95,049	$89,725	$86,398

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$409,610	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01).

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$13.96	$14.63	$12.78	$13.60	$15.08

Net investment income[1]	1.02	1.08	1.08	1.09	1.17
Net realized and unrealized gain (loss)	2.14	(0.73)	1.77	(0.95)	(1.50)
Dividends to AMPS Shareholders and from net investment income	(0.01)	(0.02)	(0.03)	(0.12)	(0.30)

Net increase (decrease) from investment operations	3.15	0.33	2.82	0.02	(0.63)

Dividends to Common Shareholders from net investment income	(1.01)	(1.00)	(0.97)	(0.84)	(0.85)

Net asset value, end of year	$16.10	$13.96	$14.63	$12.78	$13.60

Market price, end of year	$16.74	$14.13	$15.22	$13.45	$13.27

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	23.25%	2.70%	22.83%	1.54%	(4.15)%

Based on market price	26.61%	(0.07)%	21.42%	9.52%	(6.29)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.55%	1.18%	1.16%	1.36%	1.24%

Total expenses after fees waived and before paid indirectly[3]	1.48%	1.10%	1.08%	1.19%	1.07%

Total expenses after fees waived and paid indirectly[3]	1.48%	1.10%	1.08%	1.19%	1.07%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[3,4]	0.96% [5]	1.01%	0.99%	1.05%	1.00%

Net investment income[3]	6.74%	7.94%	7.89%	9.69%	8.09%

Dividends to AMPS Shareholders	0.03%	0.17%	0.20%	1.07%	2.04%

Net investment income to Common Shareholders	6.71%	7.77%	7.69%	8.62%	6.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$376,774	$325,713	$340,269	$296,070	$314,889

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$151,300	$151,300	$151,300	$166,050

VMTP shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	—	—	—	—

Portfolio turnover	24%	16%	29%	19%	21%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$78,819	$81,226	$73,923	$72,419

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$349,025	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[5]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	55

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.00		$14.69	$13.57	$13.50	$14.09

Net investment income[1]	0.86		0.95	0.96	0.94	1.01
Net realized and unrealized gain (loss)	2.02		(0.71)	1.04	(0.03)	(0.61)
Dividends to AMPS Shareholders from net investment income	—		(0.02)	(0.03)	(0.13)	(0.32)

Net increase from investment operations	2.88		0.22	1.97	0.78	0.08

Dividends to Common Shareholders from net investment income	(0.92)		(0.91)	(0.85)	(0.71)	(0.67)

Net asset value, end of year	$15.96		$14.00	$14.69	$13.57	$13.50

Market price, end of year	$16.13		$13.84	$14.65	$12.63	$11.61

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	21.22%		2.01%	15.22%	7.36%	1.16%

Based on market price	23.93%		1.12%	23.46%	16.19%	(4.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.87%		1.37%	1.17%	1.32%	1.54%

Total expenses after fees waived and before fees paid indirectly[3]	1.80%		1.30%	1.09%	1.20%	1.42%

Total expenses after fees waived and paid indirectly[3]	1.80%		1.30%	1.09%	1.20%	1.42%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[3,4]	1.39%	[5]	1.14%	1.01%	1.07%	1.13%

Net investment income[3]	5.76%		7.03%	6.85%	7.48%	7.23%

Dividends to AMPS Shareholders	—		0.18%	0.21%	1.05%	2.31%

Net investment income to Common Shareholders	5.76%		6.85%	6.64%	6.43%	4.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$602,780		$528,173	$553,367	$511,013	$508,698

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	$274,650	$274,650	$296,125

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600		$274,600	—	—	—

Portfolio turnover	44%		32%	38%	40%	25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	$75,371	$71,516	$67,958

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$319,512		$292,343	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[5]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2012

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$9.55	$10.01	$8.98	$8.91	$9.39

Net investment income[1]	0.69	0.73	0.73	0.70	0.67
Net realized and unrealized gain (loss)	1.16	(0.47)	0.97	(0.03)	(0.45)
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.06)	(0.18)

Net increase from investment operations	1.84	0.24	1.68	0.61	0.04

Dividends to Common Shareholders from net investment income	(0.71)	(0.70)	(0.65)	(0.54)	(0.52)

Net asset value, end of year	$10.68	$9.55	$10.01	$8.98	$8.91

Market price, end of year	$11.28	$9.73	$10.38	$8.91	$8.33

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	19.85%	2.90%	19.31%	8.18%	0.51%

Based on market price	24.24%	1.11%	24.69%	14.81%	(5.63)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.51%	1.28%	1.22%	1.53%	1.58%

Total expenses after fees waived and before paid indirectly[3]	1.51%	1.28%	1.22%	1.50%	1.58%

Total expenses after fees waived and paid indirectly[3]	1.51%	1.28%	1.22%	1.50%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[3,4]	0.98% [5]	1.05%	1.03%	1.14%	1.10%

Net investment income[3]	6.79%	7.93%	7.71%	8.74%	7.34%

Dividends to AMPS Shareholders	0.05%	0.18%	0.19%	0.78%	1.94%

Net investment income to Common Shareholders	6.74%	7.75%	7.52%	7.96%	5.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$679,207	$602,234	$625,195	$555,889	$551,027

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$243,825	$243,825	$243,825	$275,700

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	—	—	—	—

Portfolio turnover	11%	10%	25%	31%	41%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$86,749	$89,106	$81,999	$74,993

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$378,592	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to AMPS Shareholders.

[4]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[5]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2012	57

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Municipal Bond Investment Trust (“BIE”) and BlackRock Municipal Bond Trust (“BBK”) (collectively the “Bond Trusts”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL and MVF are referred to herein collectively as the “Trusts”. BBK, BYM and BLE are registered under the 1940 Act, as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors and the Boards of Trustees are referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf

58	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended August 31, 2012, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust in exchange for TOB trust certificates. The Trusts typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Trust’s payable to the holder of the short-term floating rate certificates as reported in the Statements of Assets and Liabilities as TOB trust certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$37,056,454	$18,585,072	0.16% - 0.30%
BBK	$27,790,398	$14,488,936	0.17% - 0.24%
BAF	$72,203,973	$36,496,695	0.16% - 0.32%
BYM	$216,642,724	$105,454,247	0.17% - 0.40%
BLE	$164,382,615	$88,875,564	0.15% - 0.49%
MFL	$260,226,888	$131,323,057	0.16% - 0.40%
MVF	$406,681,707	$199,256,446	0.17% - 0.39%

For the year ended August 31, 2012, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,678,320	0.74%
BBK	$10,419,113	0.74%
BAF	$29,543,288	0.72%
BYM	$96,404,731	0.70%
BLE	$70,277,857	0.73%
MFL	$101,718,869	0.80%
MVF	$185,946,687	0.72%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAV per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the

ANNUAL REPORT	AUGUST 31, 2012	59

Notes to Financial Statements (continued)

four years ended August 31, 2012. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standard Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each Trust. Prior to March 31, 2012, each Trust elected to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations and dividends and distributions received from the BlackRock Closed-End Fund investments through May 31, 2012 are included in income — affiliated in the Statements of Operations.

Offering Costs: The Trusts incurred costs in connection with their issuance of VRDP Shares or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares, with the exception of upfront fees paid to the liquidity providers, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the three-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2012
	Net Realized Loss From
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$(180,472)	$(473,969)	$(472,524)	$(1,007,473)	$(1,131,936)	$(1,960,787)	$(2,332,409)

	Net Change in Unrealized Depreciation on
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$(5,005)	—	$(11,439)	$(33,960)	$(72,641)	$(44,684)	—

60	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

For the year ended August 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Financial futures contracts:
Average number of contracts sold	9	12	24	43	46	98	58
Average notional value of contracts sold	$1,193,414	$1,573,766	$3,116,137	$5,658,945	$6,108,355	$12,928,652	$7,801,859

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purpose, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MFL and MVF, which are based on average daily net assets, at the following annual rates:

BIE	0.65%
BBK	0.65%
BAF	0.55%
BYM	0.55%
BLE	0.55%
MFL	0.55%
MVF	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fee with respect to the Bond Trusts at an annual rate, as a percentage of average weekly net assets, of 0.05% through April 2012. With respect to BLE, the waiver, as a percentage of average weekly assets, was 0.05% through July 2012. Effective June 1, 2012, the Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BIE at an annual rate of 0.08%, as a percentage of average weekly net assets. For BIE, the Manager may reduce or discontinue these arrangements at any time without notice. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of its total assets minus the sum of its accrued liabilities. For the year ended August 31, 2012, the Manager waived the following amounts, which are included in fees waived by Manager in the Statements of Operations:

BIE	$46,700
BBK	$83,033
BLE	$260,868
MFL	$390,108

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts is included in, or shown as, fees waived by Manager in the Statements of Operations. For the year ended August 31, 2012, the amounts waived were as follows:

BIE	$993
BBK	$1,825
BAF	$1,864
BYM	$4,090
BLE	$4,316
MFL	$10,386
MVF	$12,236

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BAF, BYM, the Bond Trusts and BLE, and Blackrock investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2012 were as follows:

	Purchases	Sales
BIE	$34,545,722	$31,075,472
BBK	$132,256,217	$115,406,805
BAF	$126,319,519	$104,967,032
BYM	$119,764,682	$103,041,422
BLE	$161,202,681	$134,639,332
MFL	$490,804,427	$408,602,048
MVF	$179,419,479	$113,641,205

ANNUAL REPORT	AUGUST 31, 2012	61

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2012 attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(30,160)	$(32,362)	$(26,354)	$(43,929)	$(501,822)	$(583,635)	$(70,326)
Undistributed net investment income	$(14,373)	$35,095	$(65,954)	$(440,875)	$73,759	$(85,040)	$68,073
Accumulated net realized gain (loss)	$44,533	$(2,733)	$92,308	$484,804	$428,063	$668,675	$2,253

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt Income	8/31/2012	$3,303,406	$11,798,953	$8,145,514	$25,744,362	$24,994,461	$35,611,547	$47,212,073
	8/31/2011	3,261,004	11,214,922	7,940,151	24,799,289	23,780,216	35,428,904	45,150,857
Ordinary income	8/31/2012	—	44,619	—	—	—	—	18,977
	8/31/2011	—	22,333	—	—	—	—	11,427

Total	8/31/2012	$3,303,406	$11,843,572	$8,145,514	$25,744,362	$24,994,461	$35,611,547	$47,231,050

	8/31/2011	$3,261,004	$11,237,255	$7,940,151	$24,799,289	$23,780,216	$35,428,904	$45,162,284

As of August 31, 2012, the tax components of accumulated net earnings were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$513,284	$2,464,957	$1,544,207	$6,043,068	$6,586,579	$7,543,588	$12,805,278
Undistributed ordinary income	144	3,616	60	404	148,038	1,108	898
Undistributed long-term capital gains	—	386,646	—	—	—	—	—
Capital loss carryforward	(1,379,561)	—	(709,003)	(16,043,878)	(11,861,585)	(20,542,053)	(18,841,586)
Net unrealized gains[1]	9,920,698	24,133,563	19,660,285	60,443,672	49,861,753	90,563,185	107,212,727

Total	$9,054,565	$26,988,782	$20,495,549	$50,443,266	$44,734,785	$77,565,828	$101,177,317

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of August 31, 2012, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BIE	BAF	BYM	BLE	MFL	MVF
2013	—	—	—	—	$2,325,913	—
2015	—	—	$1,522,202	—	—	—
2016	—	—	3,217,765	$1,648,836	—	—
2017	—	—	6,430,212	3,397,830	6,481,433	$7,618,622
2018	$661,404	—	2,209,430	4,366,226	11,734,707	—
2019	718,157	$709,003	—	2,448,693	—	5,276,524
No expiration date[2]	—	—	2,664,269	—	—	5,946,440

Total	$1,379,561	$709,003	$16,043,878	$11,861,585	$20,542,053	$18,841,586

[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2012, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BIE	$697,685
BBK	$2,405,531
BAF	$4,187,646
BLE	$4,644,471
MFL	$7,303,521

As of August 31, 2012, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$63,430,786	$239,677,015	$165,706,922	$497,511,940	$455,545,474	$778,756,203	$800,105,822

Gross unrealized appreciation	$10,119,529	$25,887,399	$19,963,586	$62,723,073	$55,491,366	$91,990,173	$120,583,464
Gross unrealized depreciation	(192,449)	(1,729,599)	(286,461)	(2,220,590)	(5,576,107)	(1,287,544)	(7,288,964)

Net unrealized appreciation	$9,927,080	$24,157,800	$19,677,125	$60,502,483	$49,915,259	$90,702,629	$113,294,500

62	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2012, BBK and MVF invest a significant portion of their assets in securities in the health sector. BAF invests a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. BYM and MFL invest a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting the county/city/special district/school district, health, transportation and utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Trust, except MFL and MVF, is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which are initially classified as Common Shares. Each Trust’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including one million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2012	Year Ended August 31, 2011
BIE	2,729	1,042
BBK	32,815	50,072
BAF	4,717	3,544
BYM	42,891	57,519
BLE	66,755	74,401
MFL	46,224	38,214
MVF	537,279	621,454

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions, or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity providers in the event of a failed remarketing. The VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity providers after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

ANNUAL REPORT	AUGUST 31, 2012	63

Notes to Financial Statements (continued)

The VRDP Shares as of the year ended August 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity providers that require a per annum liquidity fee to be paid to the liquidity providers. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Trusts and the liquidity providers is for a 364-day term and is scheduled to expire on June 26, 2013 for MFL and March 15, 2013 for BIE unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with alternate liquidity providers, the VRDP Shares will be subject to mandatory purchase by the liquidity providers prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity providers six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity providers, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trusts’ custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Trusts must pay the respective liquidity providers fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2012, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity providers for such VRDP Shares. Changes in the credit quality of the liquidity providers could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity providers or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2012, the short-term ratings of the liquidity providers and the VRDP Shares were P2 and F1 as rated by Moody’s, Fitch and/or S&P respectively. The liquidity providers may be terminated prior to the scheduled termination date if the liquidity providers fail to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation values which approximate fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s and MFL’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.33% for BIE and 0.35% for MFL for the year ended August 31, 2012.

VRDP Shares issued and outstanding remained constant for the years ended August 31, 2012 and August 31, 2011 for MFL and for the year ended August 31, 2012 for BIE.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares issued for the year ended August 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/15
BAF	12/16/11	422	$42,200,000	1/02/15
BYM	12/16/11	1,372	$137,200,000	1/02/15
BLE	12/16/11	1,513	$151,300,000	1/02/15
MVF	12/16/11	2,438	$243,800,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed, repurchased or extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares.

64	ANNUAL REPORT	AUGUST 31, 2012

Notes to Financial Statements (continued)

Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trusts’ VMTP Shares may be redeemed, in whole or in part, at any time at the option of each Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and each Trust may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch.

The average annualized dividend rates for the VMTP Shares for the year ended August 31, 2012 were as follows:

BAF	1.16%
BBK	1.16%
BYM	1.16%
BLE	1.16%
MVF	1.16%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Supplementary/Statement of Preferences and or/Certificate of Designation (the “Governing Instrument”) were not satisfied.

Dividends on seven-day and 28-day AMPS were cumulative at a rate, which was reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS failed to clear the auction on an auction date, each Trust was required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares were successfully auctioned. The maximum applicable rate on all series of AMPS (except for MVF) was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the AMPS for each Trust for the period ended August 31, 2012 were as follows:

	Series	Low	High	Average
BIE[1]	W-7	0.24%	0.26%	0.25%
BBK[1]	T-7	0.15%	0.30%	0.22%
	R-7	0.12%	0.30%	0.22%
BAF[1]	M-7	0.16%	0.31%	0.22%
BYM[1]	M-7	0.16%	0.27%	0.22%
	F-7	0.16%	0.27%	0.22%
	R-7	0.15%	0.27%	0.21%
BLE[1]	M-7	0.15%	0.30%	0.23%
	T-7	0.18%	0.30%	0.23%
	R-7	0.16%	0.30%	0.22%
	W-7	0.15%	0.30%	0.22%
MVF[2]	A	0.12%	0.26%	0.20%
	B	0.08%	0.13%	0.12%
	C	0.15%	0.24%	0.20%
	D	0.09%	0.33%	0.18%
	E	0.08%	0.33%	0.17%
	F	1.29%	1.35%	1.31%
[1]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on series A, B, C, D and E is 110% of the interest equivalent of the 60-day commercial paper rate and for Series F if the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-Day High Grade Index divided by 1.00 minus the marginal tax rate.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Trusts failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.08% to 1.35% for the year ended August 31, 2012. A failed auction was not an event of default for the Trusts but it had a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers.

The Trusts paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

ANNUAL REPORT	AUGUST 31, 2012	65

Notes to Financial Statements (concluded)

During the year ended August 31, 2011, MFL announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MFL	A	7/20/11	1,584	$39,600,000
	B	7/18/11	2,642	$66,050,000
	C	7/19/11	2,601	$65,025,000
	D	7/21/11	1,633	$40,825,000
	E	7/22/11	2,526	$63,150,000

MFL financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $274,600,000.

During the year ended August 31, 2012, BIE, BBK, BAF, BYM, BLE and MVF announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BIE	W-7	10/06/11	714	$17,850,000
BBK	T-7	1/11/12	1,598	$39,950,000
	R-7	1/13/12	1,598	$39,950,000
BAF	M-7	1/10/12	1,691	$42,275,000
BYM	M-7	1/10/12	1,830	$45,750,000
	F-7	1/13/12	1,830	$45,750,000
	R-7	1/09/12	1,830	$45,750,000
BLE	M-7	1/10/12	1,513	$37,825,000
	T-7	1/11/12	1,513	$37,825,000
	R-7	1/13/12	1,513	$37,825,000
	F-7	1/12/12	1,513	$37,825,000
MVF	A	1/09/12	1,460	$36,500,000
	B	1/17/12	1,460	$36,500,000
	C	1/23/12	1,460	$36,500,000
	D	1/03/12	1,460	$36,500,000
	E	1/03/12	2,190	$54,750,000
	F	1/11/12	1,723	$43,075,000

AMPS issued and outstanding remained constant during the year ended August 30, 2011 for BIE, BBK, BAF, BYM, BLE and MVF.

BIE financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares of $17,800,000.

BBK, BAF, BYM, BLE and MVF financed the AMPS redemptions with proceeds received from the issuance of VMTP Shares as follows:

BBK	$79,900,000
BAF	$42,200,000
BYM	$137,200,000
BLE	$151,300,000
MVF	$243,800,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts will pay a net investment income dividend in the following amounts per share on October 1, 2012 to shareholders of record on September 14, 2012:

Common Dividend Per Share
BIE	$0.0810
BBK	$0.0835
BAF	$0.0725
BYM	$0.0780
BLE	$0.0850
MFL	$0.0765
MVF	$0.0590

Additionally, the Trusts declared a net investment income dividend in the following amounts per share on October 1, 2012 payable to Common Shareholders of record on October 15, 2012:

Common Dividend Per Share
BIE	$0.0780
BBK	$0.0835
BAF	$0.0685
BYM	$0.0780
BLE	$0.0850
MFL	$0.0765
MVF	$0.0590

The dividends declared on VRDP or VMTP Shares for the period September 1, 2012 to September 30, 2012 were as follows:

Dividends Declared
BIE VRDP Shares	$4,270
BBK VMTP Shares	$76,254
BAF VMTP Shares	$40,294
BYM VMTP Shares	$130,940
BLE VMTP Shares	$144,396
MFL VRDP Shares	$73,527
MVF VMTP Shares	$232,676

66	ANNUAL REPORT	AUGUST 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Municipal Bond Investment Trust

BlackRock Municipal Bond Trust

BlackRock Municipal Income Investment Quality Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust II

BlackRock MuniHoldings Investment Quality Fund

and to the Shareholders and Board of Directors of

BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (the “Trusts”) as of August 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2012

Important Tax Information (Unaudited)

All of the distributions paid by the Trusts during the fiscal year ended August 31, 2012 qualify as tax-exempt interest dividends for federal income tax purposes except for the following:

BBK	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.004151
Preferred Shareholders:
Series T-7	12/07/11	$0.33
Series R-7	12/09/11	$0.33

MVF	Payable Date	Ordinary Income[1]
Common Shareholders	12/30/11	$0.000241
Preferred Shareholders:
Series A	12/12/11	$0.02
Series B	12/19/11	$0.02
Series C	12/27/11	$0.02
Series D	12/05/11	$0.02
Series E	12/05/11	$0.02
Series F	12/07/11	$0.13
[1]

Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	AUGUST 31, 2012	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the

Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Boards in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Boards considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as

68	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology.

ANNUAL REPORT	AUGUST 31, 2012	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BAF and BIE noted that its respective Fund performed below the median of its Customized Lipper Peer Group Composite in the one- and three-year periods reported, but that its respective Fund performed at or above the median of its Customized Lipper Peer Group Composite in the five-year period reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, BAF’s and BIE’s Board noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield. The Board of each of BAF and BIE and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one- and three-year periods compared with its Peers. Prior to 2008, BAF and BIE had a non-fundamental investment policy of investing substantially all of its total assets in Florida municipal bonds. Although due to the repeal of the Florida Intangibles Personal Property Tax, this investment policy was amended in 2008 to allow BAF and BIE the flexibility to invest in municipal obligations regardless of geographic location. BAF’s and BIE’s Board was informed that, among other things, the task of reallocating roughly 90% of the Funds’ holdings in order to reflect a general market profile became all the more challenging amidst poor liquidity and a significant widening of credit spreads. In terms of the portion of BAF’s and BIE’s portfolio that continues to be invested in Florida municipal bonds, Florida paper suffered disproportionately as traditional sources of demand dried up after the elimination of the state’s intangible tax. While performance with respect to BAF’s and BIE’s total return has improved on a year-to-date basis, its distribution yield ranking remains challenged.

The Boards of BAF and BIE and BlackRock discussed BlackRock’s strategy for improving the performance of BAF and BIE and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance, in part through the repositioning of the Funds’ portfolio.

The Board of each of BBK, BYM, BLE, and MVF noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of BBK, BYM, BLE, and MVF noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MFL noted that, in general, MFL performed better than its Peers in that MFL’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MFL’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, MFL’s Board noted that MFL’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MFL’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

70	ANNUAL REPORT	AUGUST 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BIE and BBK noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of each of BIE and BBK also noted, however, that its respective Fund’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by the Fund’s peers.

The Board of BIE noted that after discussions between the Board, including the Independent Board Members, and BlackRock, BIE’s Board and BlackRock agreed to a voluntary advisory fee reduction effective June 1, 2012.

The Board of each of BAF, BYM, BLE, MFL and MVF noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2012	71

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Shareowner Services for MFL and MVF and Computershare Trust Company, N.A. for BIE, BBK, BAF, BYM and BLE (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BIE, BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Shareowner Services, LLC, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MFL and MVF. For shareholders of BIE, BBK, BAF, BYM and BLE, contact Computershare Trust Company, N.A., through the internet at www.computershare.com/investor, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

72	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	98 RICs consisting of 94 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	98 RICs consisting of 94 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	98 RICs consisting of 94 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	98 RICs consisting of 94 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	98 RICs consisting of 94 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	98 RICs consisting of 94 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	98 RICs consisting of 94 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	98 RICs consisting of 94 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	AUGUST 31, 2012	73

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	98 RICs consisting of 94 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2011, the Board of Trustees unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]   Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

[4]   For MFL.

74	ANNUAL REPORT	AUGUST 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[3]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.
[2] For all Trusts except MFL.
[3] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Effective May 22, 2012, Robert W. Crothers became Vice President of the Trusts.

Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Trusts and Janey Ahn became Secretary of the Trusts.

ANNUAL REPORT	AUGUST 31, 2012	75

Officers and Trustees (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisors BlackRock Investment Management, LLC[1] Princeton, NJ 08540 BlackRock Financial Management, Inc.[2] New York, NY 10055	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110 Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021

VRDP Tender and Paying
Agent and VMTP Redemption
and Paying Agent

The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Providers

Bank of America, N.A.[3]

New York, NY 10036

Morgan Stanley & Co. LLC[4]

New York, NY 10056

VRDP Remarketing Agents

Merrill Lynch, Pierce,

Fenner & Smith Incorporated[3]

New York, NY 10036

Morgan Stanley & Co. LLC[4]

New York, NY 10056

		Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1] For MFL and MVF. [2] For BIE, BBK, BAF, BYM and BLE. [3] For MFL. [4] For BIE.

76	ANNUAL REPORT	AUGUST 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class II Trustees as follows:

	Frank J. Fabozzi¹			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	1,372	0	0	24,200,059	780,687	0	24,190,878	789,868	0
BAF	422	0	0	7,941,033	345,879	0	7,935,068	351,844	0
BBK	799	0	0	9,816,494	141,341	0	9,766,114	191,721	0
BIE	178	0	0	3,108,275	75,720	0	3,098,849	85,146	0
BLE	1,513	0	0	21,568,056	396,954	0	21,614,490	350,520	0

¹	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,856,372	596,600	0	35,854,232	598,740	0	35,280,510	632,462	0
MVF	60,089,149	1,163,703	0	59,966,240	1,286,612	0	60,058,024	1,194,828	0
	Frank J. Fabozzi[2]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,496	250	0	35,810,465	642,507	0	35,828,874	624,097	0
MVF	2,438	0	0	59,801,772	1,451,080	0	59,766,851	1,486,001	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	35,865,242	587,729	0	35,855,545	597,427	0	35,838,570	614,402	0
MVF	60,068,268	1,184,584	0	59,801,324	1,451,528	0	59,949,021	1,303,831	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,496	250	0	35,809,940	643,031	0
MVF	2,438	0	0	59,976,776	1,276,076	0

[2]	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	AUGUST 31, 2012	77

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the

SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trusts’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM,BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM,BAF and BIE from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, BAF. However, the Consolidated Shareholder Derivative Complaint did not include either BIE or BYM as a nominal defendant. Thus, BIE and BYM are no longer nominal defendants in the derivative complaint. Defendants moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, MFL. Defendants moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs limited discovery of the Demand Review Committee of the Board of Directors, including depositions of its members and documents upon which they relied. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On September 27, 2010, the Manager announced that the directors of MVF had received a demand letter sent on behalf of certain of MVF’s Common Shareholders. The demand letter alleged that the Manager and MVF’s officers and Board breached fiduciary duties owed to MVF and its Common Shareholders by redeeming at par certain of MVF’s Preferred

78	ANNUAL REPORT	AUGUST 31, 2012

Additional Information (continued)

General Information (concluded)

Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent members of the Board to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2012	79

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

80	ANNUAL REPORT	AUGUST 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-NTL-7-8/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$31,800	$31,200	$5,500	$3,500	$15,100	$14,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$20,600	$18,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

MichaelCastellano
FrankJ. Fabozzi
JamesT. Flynn
W.Carl Kester
KarenP. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2012.

(a)(1) Theregistrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2012:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	11	0	0	0	0	0
	$6.13 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$26 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$26 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2012:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore Jaeckel Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index, Barclays Capital Taxable Municipal Build America Bonds Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits.

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Jaeckel, Kalinoski and O’Connor are each eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Income Quality Trust

Date: November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Municipal Income Quality Trust

Date: November 5, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Municipal Income Quality Trust

Date: November 5, 2012